                                                                                                    ▼ May 1, 2011

Service II Shares Ticker
Global Technology Portfolio	N/A

Janus Aspen Series

Prospectus

The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus describes Global Technology Portfolio (the “Portfolio”), a series of Janus Aspen Series (the “Trust”). Janus Capital Management LLC (“Janus Capital”) serves as investment adviser to the Portfolio. The Portfolio currently offers three classes of shares. The Service II Shares (the “Shares”) are offered by this Prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, “variable insurance contracts”), as well as certain qualified retirement plans.

This Prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolio. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Refer to the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

Portfolio summary
Global Technology Portfolio	2

Additional information about the Portfolio
Fees and expenses	7
Additional investment strategies and general portfolio policies	7
Risks of the Portfolio	11

Management of the Portfolio
Investment adviser	15
Management expenses	15
Investment personnel	16

Other information	17

Distributions and taxes	19

Shareholder’s guide
Pricing of portfolio shares	20
Distribution fee	21
Payments to financial intermediaries by Janus Capital or its affiliates	21
Purchases	21
Redemptions	22
Redemption fee	23
Excessive trading	24
Shareholder communications	26

Financial highlights	27

Glossary of investment terms	28

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Portfolio summary

Global Technology Portfolio

Ticker:	N/A	Service II Shares

INVESTMENT OBJECTIVE

Global Technology Portfolio seeks long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. Owners of variable insurance contracts that invest in the Shares should refer to the variable insurance contract prospectus for a description of fees and expenses, as the following table and examples do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the fees and expenses described below.

SHAREHOLDER FEES (fees paid directly from your investment)

Redemption fee on Shares held 60 days or less (as a percentage of amount redeemed)		1.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Management Fees		0.64%
Distribution/Service (12b-1) Fees		0.25%
Other Expenses		0.22%
Short Sale Dividend Expenses	0.09%
Remaining Other Expenses	0.13%
Total Annual Fund Operating Expenses		1.11%

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service II Shares	$113	$353	$612	$1,352

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 79% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories:

•	companies that the portfolio manager believes have or will develop products, processes, or services that will provide significant technological advancements or improvements; and

•	companies that the portfolio manager believes rely extensively on technology in connection with their operations or services.

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The Portfolio implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The Portfolio normally invests in issuers from several different countries, which may include the United States. The Portfolio may, under unusual circumstances, invest in a single country. The Portfolio may have significant exposure to emerging markets. The Portfolio may also invest in U.S. and foreign debt securities.

The portfolio manager applies a “bottom up” approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies.

The Portfolio may also invest its assets in derivatives, which are instruments that have a value derived from an underlying asset, such as stocks, bonds, commodities, currencies, interest rates, or market indices, as substitutes for securities in which the Portfolio invests. The Portfolio has invested in and may continue to invest in derivative instruments (by taking long and/or short positions), including, but not limited to, put and call options, futures contracts, and forward currency contracts to increase or decrease the Portfolio’s exposure to a particular market, to manage or adjust the risk profile of the Portfolio, and to earn income and enhance returns. The Portfolio’s exposure to derivatives will vary, is not limited to those derivatives listed, and could be significant at times.

The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination.

PRINCIPAL INVESTMENT RISKS

The biggest risk is that the Portfolio’s returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

Foreign Exposure Risk. The Portfolio normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio’s performance than it would in a more geographically diversified portfolio. The Portfolio’s investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

Emerging Markets Risk. The risks of foreign investing mentioned above are heightened when investing in emerging markets. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region which could have a negative impact on the Portfolio’s performance. Some of the risks of investing directly in foreign and emerging market securities may be reduced when the Portfolio invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve specialized risks. As of December 31, 2010, approximately 5.3% of the Portfolio’s investments were in emerging markets.

Market Risk. The value of the Portfolio’s holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio manager’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.

Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. The price of a “growth” security may be impacted if the company does not realize its anticipated potential or if there is a shift in the market to favor other types of securities.

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Industry Risk. Although the Portfolio does not concentrate its investments in specific industries, it may invest in companies related in such a way that they react similarly to certain market pressures. As a result, the Portfolio’s returns may be considerably more volatile than the returns of a fund that does not invest in similarly related companies.

Derivatives Risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Portfolio. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations to the Portfolio. If the counterparty to a derivative transaction defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

Securities Lending Risk. The Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s performance has varied over time. The Portfolio’s Service II Shares commenced operations on December 31, 2001. The returns shown for the Service II Shares for periods prior to December 31, 2001 reflect the historical performance of a different class of shares (the Institutional Shares), restated based on the Service II Shares’ estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio’s expenses, but do not take into account the 1.00% redemption fee (on interests held in separate accounts or plans for 60 days or less). The table compares the average annual returns for the Service II Shares of the Portfolio for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Portfolio’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janus.com/variable-insurance or by calling 1-877-335-2687.

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Annual Total Returns for Service II Shares (calendar year-end)

2001	2002	2003	2004	2005	2006	2007	2008	2009	2010
−37.31%	−40.92%	47.13%	0.84%	11.33%	7.94%	21.75%	−43.89%	57.09%	24.52%

Best Quarter: Fourth Quarter 2001 31.19% Worst Quarter: Third Quarter 2001 −35.48%

Average Annual Total Returns (periods ended 12/31/10)

	1 Year	5 Years	10 Years	Since Inception (1/18/00)

Global Technology Portfolio

Service II Shares	24.52%	7.60%	−1.35%	−4.92%

S&P 500® Index	15.06%	2.29%	1.41%	0.50%
(reflects no deduction for fees, expenses, or taxes)

Morgan Stanley Capital International World Information Technology Index (net)	10.50%	3.52%	−1.98%	−5.93%
(reflects no deduction for fees, expenses, or taxes)

MANAGEMENT

Investment Adviser: Janus Capital Management LLC

Portfolio Manager: Burton H. Wilson, Janus Capital’s Assistant Director of Equity Research, is Executive Vice President and Portfolio Manager of the Portfolio, which he has managed or co-managed since February 2006.

PURCHASE AND SALE OF PORTFOLIO SHARES

Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

TAX INFORMATION

Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified plan. The federal income tax status of your investment depends on the features of your qualified plan or variable insurance contract.

PAYMENTS TO INSURERS, BROKER-DEALERS, AND OTHER FINANCIAL INTERMEDIARIES

Portfolio shares are generally available only through an insurer’s variable contracts, or an employer or other retirement plan (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (and/or their related companies) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to

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include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary’s website, or consult your insurance contract prospectus for more information.

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Additional information about the Portfolio

FEES AND EXPENSES

Please refer to the following important information when reviewing the “Fees and Expenses of the Portfolio” table in the Portfolio Summary of the Prospectus. The fees and expenses shown were determined based on net assets as of the fiscal year ended December 31, 2010.

•	“Shareholder Fees” are fees paid directly from your investment and may include redemption fees. If you sell Shares of the Portfolio that you have held for 60 days or less, you may pay a redemption fee.

•	“Annual Fund Operating Expenses” are paid out of the Portfolio’s assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the Example in the Portfolio Summary shows, these costs are borne indirectly by all shareholders.

•	The “Management Fee” is the investment advisory fee rate paid by the Portfolio to Janus Capital. Refer to “Management Expenses” in this Prospectus for additional information with further description in the Statement of Additional Information (“SAI”).

•	“Distribution/Service (12b-1) Fees.” Because 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

•	“Other Expenses” may include acquired fund fees and expenses, which are indirect expenses the Portfolio may incur as a result of investing in shares of an underlying fund. “Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which a portfolio invests or has invested during the period. To the extent that the Portfolio invests in Acquired Funds, the Portfolio’s “Total Annual Fund Operating Expenses” may not correlate to the “ratio of gross expenses to average net assets” presented in the Financial Highlights table because that ratio includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in Acquired Funds. Amounts less than 0.01%, if applicable, are included in “Other Expenses.” In addition, “Other Expenses” may include “Short Sale Dividend Expenses.” These expenses include dividends or interest on short sales, which are paid to the lender of borrowed securities, and stock loan fees, which are paid to the prime broker. Such expenses will vary depending on the short sale arrangement, whether the securities the Portfolio sells short pay dividends or interest, and the amount of such dividends or interest. While “Short Sale Dividend Expenses” include interest and dividends paid out on short positions and may include stock loan fees, they do not take into account the interest credit the Portfolio earns on cash proceeds of short sales which serve as collateral for short positions.

•	Janus Capital has contractually agreed to waive the Portfolio’s “Total Annual Fund Operating Expenses” to a certain limit until at least May 1, 2012. The expense limit is described in the “Management Expenses” section of this Prospectus.

•	All expenses in the Portfolio’s “Fees and Expenses of the Portfolio” table are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

ADDITIONAL INVESTMENT STRATEGIES AND GENERAL PORTFOLIO POLICIES

The Portfolio’s Board of Trustees may change the Portfolio’s investment objective or non-fundamental principal investment strategies without a shareholder vote. The Portfolio will notify you in writing at least 60 days before making any such change it considers material. If there is a material change to the Portfolio’s objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.

Unless otherwise stated, the following additional investment strategies and general policies apply to the Portfolio and provide further information including, but not limited to, the types of securities the Portfolio may invest in when implementing its investment objective. Some of these strategies and policies may be part of a principal strategy. Other strategies and policies may be utilized to a lesser extent. Except for the Portfolio’s policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if the Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

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Cash Position
The Portfolio may not always stay fully invested. For example, when the portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the Portfolio’s cash or similar investments may increase. In other words, cash or similar investments generally are a residual – they represent the assets that remain after the Portfolio has committed available assets to desirable investment opportunities. When the Portfolio’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested. To the extent the Portfolio invests its uninvested cash through a sweep program (meaning its uninvested cash is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Portfolio from accessing its cash.

In addition, the Portfolio may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances to meet unusually large redemptions. The Portfolio’s cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Portfolio may invest up to 100% of its assets in cash or similar investments. In this case, the Portfolio may take positions that are inconsistent with its investment objective. As a result, the Portfolio may not achieve its investment objective.

Common Stock
Unless its investment objective or policies prescribe otherwise, the Portfolio may invest substantially all of its assets in common stocks. The portfolio manager generally takes a “bottom up” approach to selecting companies in which to invest. This means that he seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Securities are generally selected on a security-by-security basis without regard to any predetermined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolio may invest, and the Portfolio may at times have significant exposure in emerging markets. The Portfolio may sell a holding if, among other things, the security reaches the portfolio manager’s price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio manager finds a better investment opportunity. The Portfolio may also sell a holding to meet redemptions.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Markets
The Portfolio may invest in securities of issuers or companies from one or more “developing countries” or “emerging markets.” Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International Emerging Markets Indexsm. A summary of the Portfolio’s investments by country is contained in the Portfolio’s shareholder reports and in the Portfolio’s Form N-Q reports, which are filed with the Securities and Exchange Commission (“SEC”).

High-Yield/High-Risk Bonds
A high-yield/high-risk bond (also called a “junk” bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor’s Ratings Service (“Standard & Poor’s”) and Fitch, Inc. (“Fitch”), or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”)) or is an unrated bond of similar quality. It presents greater risk of default (the

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failure to make timely interest and principal payments) than higher quality bonds. Under normal circumstances, the Portfolio will limit its investments in high-yield/high-risk bonds to 35% or less of its net assets.

Illiquid Investments
Although the Portfolio intends to invest in liquid securities, the Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as “restricted securities”). Under procedures adopted by the Portfolio’s Board of Trustees, certain restricted securities that are determined to be liquid will not be counted toward this 15% limit.

Portfolio Turnover
In general, the Portfolio intends to purchase securities for long-term investment, although, to a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Portfolio, the nature of the Portfolio’s investments, and the investment style of the portfolio manager. Changes are normally made in the Portfolio’s holdings whenever the portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover also may have a negative effect on the Portfolio’s performance. The “Financial Highlights” section of this Prospectus shows the Portfolio’s historical turnover rates.

Securities Lending
The Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When the Portfolio lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Portfolio may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the Portfolio may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

Short Sales
The Portfolio may engage in short sales. No more than 10% of the Portfolio’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. A short sale is generally a transaction in which the Portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, the Portfolio will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the Portfolio may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and the Portfolio may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the Portfolio will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior

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to closing a short position, the Portfolio’s losses are potentially unlimited in a short sale transaction. The Portfolio’s gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the Portfolio may be required to pay in connection with a short sale. Such payments may result in the Portfolio having higher expenses than a Portfolio that does not engage in short sales and may negatively affect the Portfolio’s performance.

The Portfolio may also enter into short positions through derivative instruments such as options contracts, futures contracts, and swap agreements which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

Due to certain foreign countries’ restrictions, the Portfolio will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, the Portfolio’s ability to fully implement a short selling strategy that could otherwise help the Portfolio pursue its investment goals may be limited.

Although Janus Capital believes that its rigorous “bottom up” approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.

Special Situations
The Portfolio may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the portfolio manager, the securities of a particular issuer will be recognized as undervalued by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company’s allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies involved in bankruptcy proceedings, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. Investments in “special situations” companies can present greater risks than investments in companies not experiencing special situations, and the Portfolio’s performance could be adversely impacted if the securities selected decline in value or fail to appreciate in value.

Swap Agreements
Certain portfolios may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a portfolio. If the other party to a swap defaults, the portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the portfolio and reduce the portfolio’s total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the “Glossary of Investment Terms.”

Other Types of Investments
Unless otherwise stated within its specific investment policies, the Portfolio may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the “Glossary of Investment Terms.” These securities and strategies are not principal investment strategies of the Portfolio. If successful, they may benefit the Portfolio by earning a return on the Portfolio’s assets or reducing risk; however, they may not achieve the Portfolio’s investment objective. These securities and strategies may include:

•	debt securities (such as bonds, notes, and debentures)

•	exchange-traded funds

•	indexed/structured securities (such as mortgage- and asset-backed securities)

•	various derivative transactions (which could comprise a significant percentage of a portfolio’s holdings) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps),

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participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

•	securities purchased on a when-issued, delayed delivery, or forward commitment basis

RISKS OF THE PORTFOLIO

The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Portfolio. To varying degrees, the Portfolio may invest in stocks, bonds, alternative strategy investments, and money market instruments or cash/cash equivalents. The following information is designed to help you better understand some of the risks of investing in the Portfolio. The impact of the following risks on the Portfolio may vary depending on the Portfolio’s investments. The greater the Portfolio’s investment in a particular security, the greater the Portfolio’s exposure to the risks associated with that security. Before investing in the Portfolio, you should consider carefully the risks that you assume when investing in the Portfolio.

Derivatives Risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Portfolio. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations to the Portfolio. If the counterparty to a derivative transaction defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

Emerging Markets Risk. The Portfolio may invest in securities of issuers or companies from one or more “developing countries” or “emerging markets.” Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International Emerging Markets Indexsm. To the extent that the Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The price of investments in emerging markets can experience sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. The securities markets of many of the countries in which the Portfolio may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Portfolio to obtain or to enforce a judgment against the issuers of such securities. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region which could have a negative impact on the Portfolio’s performance. The Portfolio may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. Some of the risks of investing directly in foreign and emerging market securities may be reduced when the Portfolio invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve specialized risks.

Foreign Exposure Risks. The Portfolio invests in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including securities of foreign and emerging markets governments, may involve greater risks than investing in domestic securities because the Portfolio’s performance may depend on factors other than the performance of a particular company. These factors include:

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•	Currency Risk. As long as the Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Portfolio sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.

•	Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of the Portfolio’s assets from that country. In addition, the economies of emerging markets may be predominately based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

•	Regulatory Risk. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

•	Foreign Market Risk. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Portfolio to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on the Portfolio. Such factors may hinder the Portfolio’s ability to buy and sell emerging market securities in a timely manner, affecting the Portfolio’s investment strategies and potentially affecting the value of the Portfolio.

•	Geographical Investment Risk. To the extent that the Portfolio invests a significant portion of its assets in a particular country or geographic region, the Portfolio will generally have more exposure to certain risks due to possible political, economic, social, or regulatory events in that country or region. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Portfolio’s performance.

•	Transaction Costs. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

Growth Securities Risk. The Portfolio invests in companies after assessing their growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the portfolio manager’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Portfolio’s return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.

High-Yield/High-Risk Bond Risk. High-yield/high-risk bonds (or “junk” bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor’s, Fitch, and Moody’s or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

The secondary market on which high-yield securities are traded is less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Secondary markets for high-yield securities are less liquid than the market for investment grade securities; therefore, it may be more difficult to

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value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

Please refer to the “Explanation of Rating Categories” section of the SAI for a description of bond rating categories.

Industry Risk. Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Portfolio’s investments, if any, in multiple companies in a particular industry increase the Portfolio’s exposure to industry risk. In technology-related industries, competitive pressures may have a significant effect on the performance of companies in which the Portfolio may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.

Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Portfolio may fail to produce the intended results.

Because the Portfolio may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Portfolio’s share price may also decrease.

The Portfolio may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to “hedge” or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolio may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that a portfolio manager’s use of derivative investments will benefit the Portfolio. A Portfolio’s performance could be worse than if the Portfolio had not used such instruments. Use of such investments may instead increase risk to the Portfolio, rather than reduce risk.

The Portfolio’s performance may also be significantly affected, positively or negatively, by a portfolio manager’s use of certain types of investments, such as foreign (non-U.S.) securities, non-investment grade bonds (“junk bonds”), initial public offerings (“IPOs”), or securities of companies with relatively small market capitalizations. Note that a portfolio manager’s use of IPOs and other types of investments may have a magnified performance impact on a portfolio with a small asset base and the portfolio may not experience similar performance as its assets grow.

Market Risk. The value of the Portfolio’s holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio manager’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio’s holdings decreases, the Portfolio’s net asset value will also decrease, which means if you sell your shares in the Portfolio you may lose money.

It is also important to note that recent events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the recent instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and

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services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the Portfolio, including potentially limiting or completely restricting the ability of the Portfolio to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Small- and Mid-Sized Companies Risk. The Portfolio’s investments in securities issued by small- and mid-sized companies, which tend to be smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, while small- and mid-sized companies may realize more substantial growth than larger or more established issuers, they may also suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger companies, which could have a significant adverse effect on the Portfolio’s returns, especially as market conditions change.

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Management of the Portfolio

INVESTMENT ADVISER

Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Portfolio. Janus Capital is responsible for the day-to-day management of the Portfolio’s investment portfolio and furnishes continuous advice and recommendations concerning the Portfolio’s investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of the Portfolio.

Janus Capital (together with its predecessors) has served as investment adviser to Janus mutual funds since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.

Janus Capital furnishes certain administrative, compliance, and accounting services for the Portfolio and may be reimbursed by the Portfolio for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Portfolio and pays the salaries, fees, and expenses of all Portfolio officers (with some shared expenses with the Janus funds of compensation payable to the funds’ Chief Compliance Officer and compliance staff) and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees (“Trustees”) are “interested persons” of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the “1940 Act”), therefore, none of the Trustees are paid by Janus Capital.

MANAGEMENT EXPENSES

The Portfolio pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including the distribution and shareholder servicing fees (12b-1 fee), any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees’ fees and expenses. The Portfolio’s investment advisory fee is calculated daily and paid monthly. The Portfolio’s advisory agreement details the investment advisory fee and other expenses that the Portfolio must pay.

The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by the Portfolio to Janus Capital (gross and net of fee waivers, if applicable). The rate shown is a fixed rate based on the Portfolio’s average daily net assets.

Actual Investment
		Contractual	Advisory Fee
	Average Daily	Investment	Rate (%) (for
	Net Assets	Advisory Fee (%)	the fiscal year ended
Portfolio Name	of the Portfolio	(annual rate)	December 31, 2010)
Global Technology Portfolio	All Asset Levels	0.64	0.64 (1)

(1)	Janus Capital has agreed to waive the Portfolio’s total annual fund operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain level until at least May 1, 2012. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the “Fees and Expenses of the Portfolio” table in the Portfolio Summary of the Prospectus, and additional information is included under “Expense Limitation” below. The waiver is not reflected in the contractual fee rate shown.

A discussion regarding the basis for the Trustees’ approval of the Portfolio’s investment advisory agreement will be included in the Portfolio’s next annual or semiannual report to shareholders, following such approval. You can request the Portfolio’s annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/variable-insurance.

Expense Limitation
Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio in an amount equal to the amount, if any, that the Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of the Portfolio, see the “Fees and Expenses of the Portfolio” table in the Portfolio Summary of the Prospectus. Janus Capital has agreed to continue the waiver until at least May 1, 2012. Mortality

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risk, expense risk, and other charges imposed by participating insurance companies are also excluded from the expense limitation noted.

Portfolio Name	Expense Limit Percentage (%)
Global Technology Portfolio	0.95

INVESTMENT PERSONNEL

Global Technology Portfolio
Burton H. Wilson, Janus Capital’s Assistant Director of Equity Research, is Executive Vice President and Portfolio Manager of Global Technology Portfolio, which he has managed or co-managed since February 2006. He is also Portfolio Manager of other Janus accounts. Mr. Wilson joined Janus Capital in 2005 as a research analyst. Mr. Wilson holds a Bachelor of Arts degree in Mathematics from the University of Virginia, a Juris Doctorate from the University of Virginia School of Law, and a Master’s degree in Business Administration from the University of California at Berkeley’s Haas School of Business.

Information about the portfolio manager’s compensation structure and other accounts managed, as well as the range of his individual ownership of securities of the specific Portfolio(s) he manages and the aggregate range of his individual ownership in all mutual funds advised by Janus Capital, is included in the SAI.

Conflicts of Interest
Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus “funds of funds,” which are funds that invest primarily in other mutual funds managed by Janus Capital. To the extent that a Portfolio is an underlying fund in a Janus “fund of funds,” a potential conflict of interest arises when allocating the assets of the Janus “fund of funds” to that Portfolio. Purchases and redemptions of fund shares by a Janus “fund of funds” due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund’s transaction costs. Large redemptions by a Janus “fund of funds” may cause a fund’s expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Portfolio’s SAI.

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Other information

CLASSES OF SHARES

Only Service II Shares are offered by this Prospectus. The Shares are available only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants, and include a redemption fee. The redemption fee may be imposed on interests in separate accounts or plans held 60 days or less and thus an insurance company or qualified plan must have agreed to administer the fee. Institutional Shares of the Portfolio are offered only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans. Service Shares of the Portfolio are offered only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Institutional Shares or Service Shares, please call 1-800-525-0020.

CLOSED FUND POLICIES

The Portfolio may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Portfolio’s ability to achieve its investment objective. If sales of the Portfolio are limited, it is expected that existing shareholders invested in the Portfolio would be permitted to continue to purchase Shares through their existing Portfolio accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed portfolio would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the portfolio is believed to negatively impact existing portfolio shareholders. The closed portfolio may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the portfolio and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds’ prospectuses.

LIQUIDATION/REORGANIZATION OF A PORTFOLIO

It is important to know that, pursuant to the Trust’s Amended and Restated Trust Instrument and in accordance with any applicable regulations and laws, the Trustees have the authority to merge, liquidate, and/or reorganize a Portfolio into another portfolio without seeking shareholder vote or consent.

PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought in several state and federal jurisdictions against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, two of which still remain: (i) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group, Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818); and (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518).

In the First Derivative Traders case (action (i) above), a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit (“Fourth Circuit”). In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the trial

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court for further proceedings. In June 2010, the United States Supreme Court agreed to review the Fourth Circuit’s decision. As a result of these developments at the Supreme Court, the trial court has stayed all further proceedings until the Supreme Court rules on the matter. In the Steinberg case (action (ii) above), the trial court entered an order on January 20, 2010, granting Janus Capital’s Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, in February 2010, Plaintiffs appealed the trial court’s decision with the Fourth Circuit.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

DISTRIBUTION OF THE PORTFOLIO

The Portfolio is distributed by Janus Distributors LLC (“Janus Distributors”), which is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.

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Distributions and taxes

DISTRIBUTIONS

To avoid taxation of the Portfolio, the Internal Revenue Code requires the Portfolio to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Portfolio’s income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Net realized long-term capital gains, if any, are paid to shareholders as capital gains distributions, regardless of how long Shares of the Portfolio have been held. Distributions are made at the class level, so they may vary from class to class within a single Portfolio.

Distribution Schedule
Dividends for the Portfolio are normally declared and distributed in June and December. Capital gains are normally declared and distributed in June. However, in certain situations it may be necessary for a Portfolio to declare and distribute capital gains in December. If necessary, dividends and net capital gains may be distributed at other times as well.

How Distributions Affect the Portfolio’s NAV
Distributions are paid to shareholders as of the record date of a distribution of the Portfolio, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Portfolio’s daily net asset value (“NAV”). The share price of the Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Portfolio declared a dividend in the amount of $0.25 per share. If the Portfolio’s share price was $10.00 on December 30, the Portfolio’s share price on December 31 would be $9.75, barring market fluctuations.

TAXES

Taxes on Distributions
Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts or plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

Taxation of the Portfolio
Dividends, interest, and some capital gains received by the Portfolio on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Portfolio is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolio.

The Portfolio does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code, including the distribution each year of all its net investment income and net capital gains. In addition, because the Shares of the Portfolio are sold in connection with variable insurance contracts, the Portfolio intends to satisfy the diversification requirements applicable to insurance company separate accounts under the Internal Revenue Code.

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Shareholder’s guide

Investors may not purchase or redeem Shares of the Portfolio directly. Shares may be purchased or redeemed only through variable insurance contracts offered by the separate accounts of participating insurance companies or through qualified retirement plans. Refer to the prospectus for the participating insurance company’s separate account or your plan documents for instructions on purchasing or selling of variable insurance contracts and on how to select the Portfolio as an investment option for a contract or a qualified plan.

With certain limited exceptions, the Portfolio is available only to U.S. citizens or residents.

PRICING OF PORTFOLIO SHARES

The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. The Portfolio’s NAV is calculated as of the close of the regular trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open (“business day”). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of the Portfolio’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Portfolio’s Shares.

All purchases and redemptions will be duly processed at the NAV next determined after your request is received in good order by the Portfolio or its agents. In order to receive a day’s price, your order must be received in good order by the Portfolio (or insurance company or plan sponsor) or its agents by the close of the regular trading session of the NYSE.

Securities held by the Portfolio are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Portfolio’s Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. The Portfolio may use systematic fair valuation models provided by independent pricing services to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Due to the subjective nature of fair value pricing, the Portfolio’s value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Portfolio’s portfolio securities and the reflection of such change in that Portfolio’s NAV, as further described in the “Excessive Trading” section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as “stale pricing”). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Portfolio’s valuation of a security is different from the security’s market value, short-term arbitrage traders buying and/or selling shares of the Portfolio may dilute the NAV of that Portfolio, which negatively impacts long-term shareholders. The Portfolio’s fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

The value of the securities of other open-end funds held by the Portfolio, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

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DISTRIBUTION FEE

Distribution and Shareholder Servicing Plan
Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Shares may pay Janus Distributors, the Trust’s distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of the Portfolio. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or administrative services performed by such entities. Because 12b-1 fees are paid out of the Portfolio’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

From its own assets, Janus Capital or its affiliates may pay fees to selected insurance companies, qualified plan service providers or their affiliates, or other financial intermediaries that distribute, market, or promote the Portfolio or perform related services for contract owners and plan participants. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.

Janus Capital or its affiliates may pay fees, from their own assets, to selected insurance companies, qualified plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation (“NSCC”) or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such intermediaries to raise awareness of the Portfolio. Such payments may be in addition to, or in lieu of, the fees described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

The receipt of (or prospect of receiving) fees or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds’ shares over sales of another Janus funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary’s organization.

From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus funds over other mutual funds (or non-mutual fund investments).

The payment arrangements described above will not change the price a contract owner or plan participant pays for Shares nor the amount that a Janus fund receives to invest on behalf of the contract owner or plan participant. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Portfolio and when considering which share class of the Portfolio is most appropriate for you. Please contact your insurance company or plan sponsor for details on such arrangements.

PURCHASES

Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or

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your plan documents for information on how to invest in the Shares of the Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf. As discussed under “Payments to financial intermediaries by Janus Capital or its affiliates,” Janus Capital and its affiliates may make payments to selected insurance companies, qualified plan service providers, or their affiliates, or other financial intermediaries that were instrumental in the acquisition or retention of accounts in the Portfolio or that provide services in connection with investments in the Portfolio. You should consider such arrangements when evaluating any recommendation of the Portfolio.

The Portfolio reserves the right to reject any purchase order, including exchange purchases, for any reason. The Portfolio is not intended for excessive trading. For more information about the Portfolio’s policy on excessive trading, refer to “Excessive Trading.”

The Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.

In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), your insurance company or plan sponsor is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your insurance company or plan sponsor may temporarily limit additional share purchases. In addition, your insurance company or plan sponsor may close an account if they are unable to verify a shareholder’s identity. Please contact your insurance company or plan sponsor if you need additional assistance when completing your application or additional information about the insurance company or plan sponsor’s Anti-Money Laundering Program.

In an effort to ensure compliance with this law, Janus Capital’s Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Potential Conflicts
Although the Portfolio does not currently anticipate any disadvantages to policy owners because the Portfolio offers its Shares to unaffiliated variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans, there is a possibility that a material conflict may arise. The Trustees monitor events in an effort to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict is identified, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in the Portfolio or substitute Shares of another Portfolio. If this occurs, the Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Portfolio may refuse to sell its Shares to any separate account or qualified plan or may suspend or terminate the offering of the Portfolio’s Shares if such action is required by law or regulatory authority or is in the best interests of the Portfolio’s shareholders. It is possible that a qualified plan investing in the Portfolio could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolio. Janus Capital intends to monitor such qualified plans, and the Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolio to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

REDEMPTIONS

Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

Shares of the Portfolio may be redeemed on any business day on which the Portfolio’s NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Portfolio or its agents. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order.

The Portfolio reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Portfolio to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except

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for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

Large Shareholder Redemptions
Certain participating insurance companies, accounts, or Janus affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Portfolio’s Shares. Redemptions by these participating insurance companies or accounts of their holdings in the Portfolio may impact the Portfolio’s liquidity and NAV. These redemptions may also force the Portfolio to sell securities, which may negatively impact the Portfolio’s brokerage costs.

Redemptions In-Kind
Shares normally will be redeemed for cash, although the Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a portfolio, by delivery of securities selected from its assets at its discretion. However, the Portfolio is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Portfolio will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by the Portfolio for cash redemptions.

While the Portfolio may pay redemptions in-kind, the Portfolio may instead choose to raise cash to meet redemption requests through the sale of portfolio securities or permissible borrowings. If the Portfolio is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Portfolio’s NAV and may increase brokerage costs.

REDEMPTION FEE

A variable insurance contract owner or plan participant who chooses to redeem an interest in a separate account or plan investing in the Portfolio may be subject to a 1.00% redemption fee if such interest is held for 60 days or less. This fee is paid to the Portfolio rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Portfolio’s asset level and cash flow due to short-term money movements in and out of the Portfolio. Your insurance company or plan sponsor has agreed to charge the Portfolio’s redemption fee. However, due to operational requirements, these intermediaries’ methods for tracking and calculating the fee may differ in some respects from the Portfolio’s.

The redemption fee does not apply to: (i) any Shares purchased through reinvested distributions (dividends and capital gains); (ii) scheduled and systematic redemptions, including asset rebalancing and dollar cost averaging; (iii) variable insurance contract or qualified plan withdrawals or loans, including required minimum distributions; (iv) redemptions due to the movement of funds at annuitization of a variable insurance contract or qualified withdrawals from a retirement plan; (v) redemptions due to transfers between the fixed annuity segment and variable annuity segment after annuitization; (vi) involuntary redemptions imposed by Janus Capital; (vii) redemptions resulting from the death or disability of a variable insurance contract owner or plan participant; and (viii) identifiable transactions by certain funds of funds and asset allocation programs to realign portfolio investments with existing target allocations. When cooperation from an insurance company or plan sponsor is necessary to impose a redemption fee on its clients’ or participants’ accounts, different or additional exemptions may be applied by the insurance company or plan sponsor. Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by an insurance company or plan sponsor. Contact your insurance company or plan sponsor or refer to your plan documents for more information on whether the redemption fee is applied to your Shares.

In addition to the circumstances previously noted, the Portfolio reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Portfolio, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Portfolio from the effects of short-term trading. In addition, the Portfolio reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Portfolio’s redemption fee, the Portfolio will notify you at least 60 days prior to the effective date of the change.

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EXCESSIVE TRADING

Excessive Trading Policies and Procedures
The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Portfolio shares (“excessive trading”). The Portfolio is intended for long-term investment purposes only, and the Portfolio will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Portfolio’s excessive trading policies may be cancelled or revoked by the Portfolio by the next business day following receipt by the Portfolio. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Portfolio may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries (such as insurance companies or plan sponsors). By their nature, omnibus accounts, in which purchases and redemptions of the Portfolio’s shares by multiple investors are aggregated by the intermediary and presented to the Portfolio on a net basis, may effectively conceal the identity of individual investors and their transactions from the Portfolio and its agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

The Portfolio attempts to deter excessive trading through at least the following methods:

•	trade monitoring;
•	redemption fees as described under “Redemption Fee;” and
•	fair valuation of securities as described under “Pricing of Portfolio Shares.”

Generally, a purchase and redemption of Shares from the same Portfolio (i.e., “round trip”) within 90 calendar days may result in enforcement of the Portfolio’s excessive trading policies and procedures with respect to future purchase orders, provided that the Portfolio reserves the right to reject any purchase request as explained above.

The Portfolio monitors for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege (if permitted by your insurance company or plan sponsor) of any investor who makes more than one round trip in the Portfolio over a 90-day period, and may bar future purchases into the Portfolio and any of the other Janus funds by such investor. The Portfolio’s excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases, if permitted by your insurance company or plan sponsor) for any reason without prior notice; (ii) transactions in the Janus funds by a Janus “fund of funds,” which is a fund that primarily invests in other Janus mutual funds; and (iii) identifiable transactions by certain funds of funds and asset allocation programs to realign portfolio investments with existing target allocations.

The Portfolio’s Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days’ notice to shareholders of that fund.

Investors who place transactions through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of the Portfolio’s excessive trading policies and procedures and may be rejected in whole or in part by the Portfolio. The Portfolio, however, cannot always identify or reasonably detect excessive trading that may be facilitated by insurance companies or plan sponsors or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Portfolio, and thus the Portfolio may have difficulty curtailing such activity. Transactions accepted by an insurance company or plan sponsor in violation of the Portfolio’s excessive trading policies may be cancelled or revoked by the Portfolio by the next business day following receipt by the Portfolio.

In an attempt to detect and deter excessive trading in omnibus accounts, the Portfolio or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Portfolio shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Portfolio’s ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

Certain transactions in Portfolio shares, such as periodic rebalancing through intermediaries (no more frequently than every 60 days) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise

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excessive trading concerns and normally do not require application of the Portfolio’s methods to detect and deter excessive trading.

The Portfolio also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Portfolio. For example, the Portfolio may refuse a purchase order if the portfolio manager believes he would be unable to invest the money effectively in accordance with the Portfolio’s investment policies or the Portfolio would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

The Portfolio’s policies and procedures regarding excessive trading may be modified at any time by the Portfolio’s Trustees.

Excessive Trading Risks
Excessive trading may present risks to the Portfolio’s long-term shareholders. Excessive trading into and out of the Portfolio may disrupt portfolio investment strategies, may create taxable gains to remaining Portfolio shareholders, and may increase Portfolio expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

Portfolios that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a portfolio based on events occurring after the close of a foreign market that may not be reflected in the portfolio’s NAV (referred to as “price arbitrage”). Such arbitrage opportunities may also arise in portfolios which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as “stale pricing”). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Portfolio’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of the Portfolio, which negatively impacts long-term shareholders. Although the Portfolio has adopted fair valuation policies and procedures intended to reduce the Portfolio’s exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Portfolio shares.

Although the Portfolio takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Portfolio may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Portfolio and its agents. This makes the Portfolio’s identification of excessive trading transactions in the Portfolio through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Moreover, the contract between an insurance company and the owner of a variable insurance contract may govern the frequency with which the contract owner may cause the insurance company to purchase or redeem shares of the Portfolio. Although the Portfolio encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Portfolio cannot eliminate completely the possibility of excessive trading.

Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their insurance company or plan sponsor with respect to excessive trading in the Portfolio.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the portfolios and to protect the confidentiality of the portfolios’ holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

•	Full Holdings. The Portfolio is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to Portfolio shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Portfolio holdings (excluding derivatives, short positions, and other investment positions),

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consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Holdings & Details tab of the Portfolio at janus.com/variable-insurance.

The Portfolio may provide, upon request, historical full holdings on a monthly basis for periods prior to the previous quarter-end subject to a written confidentiality agreement.

•	Top Holdings. The Portfolio’s top portfolio holdings, in order of position size and as a percentage of the Portfolio’s total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.

•	Other Information. The Portfolio may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors (consisting of security names in alphabetical order), and specific portfolio level performance attribution information and statistics monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Top performance contributors/detractors provided at calendar quarter-end may include the percentage of contribution/detraction to Portfolio performance.

Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Portfolios disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital’s Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Portfolio’s holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Portfolio’s SAIs.

SHAREHOLDER COMMUNICATIONS

Your insurance company or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Portfolio that you have authorized for investment. These reports show the Portfolio’s investments and the market value of such investments, as well as other information about the Portfolio and its operations. Please contact your insurance company or plan sponsor to obtain these reports. The Trust’s fiscal year ends December 31.

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Financial highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance through December 31 of the fiscal years shown. Items “Net asset value, beginning of period” through “Net asset value, end of period” reflect financial results for a single Portfolio Share. The gross expense ratio reflects expenses prior to any expense offset arrangement and the net expense ratio reflects expenses after any expense offset arrangement. Both expense ratios reflect expenses after waivers (reimbursements), if applicable. The information shown for the fiscal periods ended December 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio’s financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.

The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Service II Shares of the Portfolio (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. If these charges and expenses had been included, the performance for the periods shown would be lower. “Total return” information may include adjustments in accordance with generally accepted accounting principles. As a result, returns may differ from returns for shareholder transactions.

Global Technology Portfolio – Service II Shares
	Years ended December 31
	2010		2009		2008		2007		2006

Net asset value, beginning of period	$4.65		$2.96		$5.28		$4.35		$4.03

Income from investment operations:
Net investment income/(loss)	(0.01)		—		—		0.02		—
Net gain/(loss) on securities (both realized and unrealized)	1.15		1.69		(2.32)		0.93		0.32
Total from investment operations	1.14		1.69		(2.32)		0.95		0.32

Less distributions and other:
Dividends (from net investment income)	—		—		—		(0.02)		—
Distributions (from capital gains)	—		—		—		—		—
Redemption fees	—	(1)	—	(1)	—	(1)	—	(1)	—	(1)
Total distributions and other	—		—		—		(0.02)		—

Net asset value, end of period	$5.79		$4.65		$2.96		$5.28		$4.35

Total return	24.52%		57.09%		(43.89)%		21.75%		7.94%

Net assets, end of period (in thousands)	$30,755		$18,971		$11,844		$26,188		$24,868
Average net assets for the period (in thousands)	$20,569		$16,142		$19,274		$25,482		$25,605
Ratio of gross expenses to average net assets(2)(3)	1.11%	(4)	1.20%	(4)	1.11%	(4)	1.07%	(4)	1.08%
Ratio of net expenses to average net assets(5)	1.11%	(4)	1.20%	(4)	1.11%	(4)	1.07%	(4)	1.08%
Ratio of net investment income/(loss) to average net assets	(0.47)%		(0.54)%		(0.24)%	(6)	0.39%		(0.13)%
Portfolio turnover rate	79%		101%		92%		67%		89%

(1)	Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year end.
(2)	The expense ratio reflects expenses prior to any expense offset arrangements.
(3)	The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(4)	“Ratio of gross expenses to average net assets” and “Ratio of net expenses to average net assets” include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.99% and 0.99%, respectively, in 2010, 1.17% and 1.17%, respectively, in 2009, 1.11% and 1.11%, respectively, in 2008, and 1.07% and 1.07%, respectively in 2007 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(5)	The expense ratio reflects expenses after any expense offset arrangements.
(6)	As a result of the recharacterization of dividend income to return of capital, the “Ratio of net investment income/(loss) to average net assets” has been reduced by 0.03%. The adjustment had no impact on total net assets or total return of the class.

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Glossary of investment terms

This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Portfolio may invest, as well as some general investment terms. The Portfolio may invest in these instruments to the extent permitted by its investment objective and policies. The Portfolio is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

EQUITY AND DEBT SECURITIES

Average-Weighted Effective Maturity is a measure of a bond’s maturity. The stated maturity of a bond is the date when the issuer must repay the bond’s entire principal value to an investor. Some types of bonds may also have an “effective maturity” that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Portfolio with each effective maturity “weighted” according to the percentage of net assets that it represents.

Bank loans include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Portfolio purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Portfolio may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Portfolio could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. A Portfolio may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Portfolio’s NAV.

Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

Certificates of Participation (“COPs”) are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to “Municipal lease obligations” below.

Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Portfolio may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”).

Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors.

Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

Duration is the time it will take investors to recoup their investment in a bond. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Portfolio with each duration “weighted” according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Portfolio’s duration is usually shorter than its average maturity.

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Equity securities generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

Exchange-traded funds are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Fixed-income securities are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

High-yield/high-risk bonds are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor’s and Fitch, or Ba or lower by Moody’s). Other terms commonly used to describe such bonds include “lower rated bonds,” “non-investment grade bonds,” and “junk bonds.”

Industrial development bonds are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to “Municipal securities” below.

Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, the Portfolio may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

Mortgage dollar rolls are transactions in which a Portfolio sells a mortgage-related security, such as a security issued by Government National Mortgage Association, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash.

Municipal lease obligations are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality’s credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

Municipal securities are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

Pass-through securities are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

Passive foreign investment companies (PFICs) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Portfolio must pay if these investments are profitable, the Portfolio may make various elections permitted by the tax laws. These elections could require that a Portfolio recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

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Real estate investment trust (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

Rule 144A securities are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

Standby commitment is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security’s liquidity.

U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.

Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.

Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

Zero coupon bonds are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

FUTURES, OPTIONS, AND OTHER DERIVATIVES

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

Derivatives are financial instruments whose performance is derived from the performance of another asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward contracts, swaps and futures contracts.

Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component

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may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Portfolio may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolio may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Portfolio may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security’s market value.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Portfolio may purchase and write put and call options on securities, securities indices, and foreign currencies. A Portfolio may purchase or write such options individually or in combination.

Participatory notes are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

Cash sweep program is an arrangement in which a Portfolio’s uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.

Diversification is a classification given to a fund under the 1940 Act. Portfolios are classified as either “diversified” or “nondiversified.” To be classified as “diversified” under the 1940 Act, a portfolio may not, with respect to 75% of its total

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assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A portfolio that is classified under the 1940 Act as “nondiversified,” on the other hand, has the flexibility to take larger positions in a smaller number of issuers than a portfolio that is classified as “diversified.” However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a portfolio which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified.

Industry concentration for purposes under the 1940 Act is the investment of 25% or more of a Portfolio’s total assets in an industry or group of industries.

Leverage is when a Portfolio increases its assets available for investment using borrowings or similar transactions. Because short sales involve borrowing securities and then selling them, a Portfolio’s short sales effectively leverage a Portfolio’s assets. The use of leverage may make any change in a Portfolio’s NAV even greater and thus result in increased volatility of returns. A Portfolio’s assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force a Portfolio to use its other assets to increase the collateral. Leverage also creates interest expense that may lower a Portfolio’s overall returns.

Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company’s stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain portfolios, while others do not emphasize investments in companies of any particular size.

Net long is a term used to describe when a Portfolio’s assets committed to long positions exceed those committed to short positions.

Repurchase agreements involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

Reverse repurchase agreements involve the sale of a security by the Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

Short sales in which the Portfolio may engage may be either “short sales against the box” or other short sales. Short sales against the box involve selling short a security that the Portfolio owns, or the Portfolio has the right to obtain the amount of the security sold short at a specified date in the future. The Portfolio may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For short sales, the Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Portfolio will realize a short-term capital gain. Although the Portfolio’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. A Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

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You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your insurance company or plan sponsor, or by contacting a Janus representative at 1-877-335-2687. The Portfolio’s Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/variable-insurance. Additional information about the Portfolio’s investments is available in the Portfolio’s annual and semiannual reports. In the Portfolio’s annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Portfolio.

The Statement of Additional Information provides detailed information about the Portfolio and is incorporated into this Prospectus by reference. You may review and copy information about the Portfolio (including the Portfolio’s Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Commission’s Public Reference Section, Washington, D.C. 20549-1520 (1-202-551-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Portfolio from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov.

janus.com/variable-insurance

151 Detroit Street
Denver, CO 80206-4805
1-877-335-2687

The Trust’s Investment Company Act File No. is 811-7736.

                                                                                                    ▼ May 1, 2011

Service II Shares Ticker
Overseas Portfolio	N/A

Janus Aspen Series

Prospectus

The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus describes Overseas Portfolio (the “Portfolio”), a series of Janus Aspen Series (the “Trust”). Janus Capital Management LLC (“Janus Capital”) serves as investment adviser to the Portfolio. The Portfolio currently offers three classes of shares. The Service II Shares (the “Shares”) are offered by this Prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, “variable insurance contracts”), as well as certain qualified retirement plans.

This Prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolio. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Refer to the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

Portfolio summary
Overseas Portfolio	2

Additional information about the Portfolio
Fees and expenses	6
Additional investment strategies and general portfolio policies	6
Risks of the Portfolio	9

Management of the Portfolio
Investment adviser	14
Management expenses	14
Investment personnel	16

Other information	17

Distributions and taxes	19

Shareholder’s guide
Pricing of portfolio shares	20
Distribution fee	21
Payments to financial intermediaries by Janus Capital or its affiliates	21
Purchases	21
Redemptions	22
Redemption fee	23
Excessive trading	24
Shareholder communications	26

Financial highlights	27

Glossary of investment terms	28

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Portfolio summary

Overseas Portfolio

Ticker:	N/A	Service II Shares

INVESTMENT OBJECTIVE

Overseas Portfolio seeks long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. Owners of variable insurance contracts that invest in the Shares should refer to the variable insurance contract prospectus for a description of fees and expenses, as the following table and examples do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the fees and expenses described below.

SHAREHOLDER FEES (fees paid directly from your investment)

Redemption fee on Shares held 60 days or less (as a percentage of amount redeemed)	1.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (may adjust up or down)	0.64%
Distribution/Service (12b-1) Fees	0.25%
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.93%

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service II Shares	$95	$296	$515	$1,143

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 30% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The Portfolio normally invests in securities of issuers from several different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The Portfolio may have significant exposure to emerging markets. The Portfolio may also invest in U.S. and foreign debt securities.

The portfolio manager applies a “bottom up” approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies.

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The Portfolio may invest its assets in derivatives, which are instruments that have a value derived from an underlying asset, such as stocks, bonds, commodities, currencies, interest rates, or market indices, as substitutes for securities in which the Portfolio invests. The Portfolio may use derivatives (by taking long and/or short positions) for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns.

The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination.

PRINCIPAL INVESTMENT RISKS

The biggest risk is that the Portfolio’s returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

Foreign Exposure Risk. The Portfolio normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio’s performance than it would in a more geographically diversified portfolio. The Portfolio’s investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

Emerging Markets Risk. The risks of foreign investing mentioned above are heightened when investing in emerging markets. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region which could have a negative impact on the Portfolio’s performance. Some of the risks of investing directly in foreign and emerging market securities may be reduced when the Portfolio invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve specialized risks. As of December 31, 2010, approximately 24.1% of the Portfolio’s investments were in emerging markets.

Market Risk. The value of the Portfolio’s holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio manager’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.

Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. The price of a “growth” security may be impacted if the company does not realize its anticipated potential or if there is a shift in the market to favor other types of securities.

Derivatives Risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations to the Portfolio.

Securities Lending Risk. The Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could

3 ï Overseas Portfolio

decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s performance has varied over time. The Portfolio’s Service II Shares commenced operations on December 31, 2001. The returns shown for the Service II Shares for periods prior to December 31, 2001 reflect the historical performance of a different class of shares (the Institutional Shares), restated based on the Service II Shares’ estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio’s expenses, but do not take into account the 1.00% redemption fee (on interests held in separate accounts or plans for 60 days or less). The table compares the average annual returns for the Service II Shares of the Portfolio for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.

The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janus.com/variable-insurance or by calling 1-877-335-2687.

Annual Total Returns for Service II Shares (calendar year-end)

2001	2002	2003	2004	2005	2006	2007	2008	2009	2010
−23.43%	−25.51%	34.55%	18.75%	31.97%	46.70%	28.07%	−52.21%	79.07%	25.03%

Best Quarter: Second Quarter 2009 38.46% Worst Quarter: Fourth Quarter 2008 −26.59%

Average Annual Total Returns (periods ended 12/31/10)

	1 Year	5 Years	10 Years	Since Inception (5/2/94)

Overseas Portfolio

Service II Shares	25.03%	14.99%	9.23%	13.60%

Morgan Stanley Capital International All Country World ex-U.S. Indexsm (net)	11.15%	4.82%	5.54%	N/A
(reflects no deduction for fees, expenses, or taxes)

Morgan Stanley Capital International EAFE® Index (net)	7.75%	2.46%	3.50%	4.88%
(reflects no deduction for fees, expenses, or taxes)

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MANAGEMENT

Investment Adviser: Janus Capital Management LLC

Portfolio Manager: Brent A. Lynn, CFA, is Executive Vice President and Portfolio Manager of the Portfolio, which he has managed or co-managed since January 2001.

PURCHASE AND SALE OF PORTFOLIO SHARES

Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

TAX INFORMATION

Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified plan. The federal income tax status of your investment depends on the features of your qualified plan or variable insurance contract.

PAYMENTS TO INSURERS, BROKER-DEALERS, AND OTHER FINANCIAL INTERMEDIARIES

Portfolio shares are generally available only through an insurer’s variable contracts, or an employer or other retirement plan (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (and/or their related companies) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary’s website, or consult your insurance contract prospectus for more information.

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Additional information about the Portfolio

FEES AND EXPENSES

Please refer to the following important information when reviewing the “Fees and Expenses of the Portfolio” table in the Portfolio Summary of the Prospectus. The fees and expenses shown were determined based on net assets as of the fiscal year ended December 31, 2010.

•	“Shareholder Fees” are fees paid directly from your investment and may include redemption fees. If you sell Shares of the Portfolio that you have held for 60 days or less, you may pay a redemption fee.

•	“Annual Fund Operating Expenses” are paid out of the Portfolio’s assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the Example in the Portfolio Summary shows, these costs are borne indirectly by all shareholders.

•	The “Management Fee” is the investment advisory fee rate paid by the Portfolio to Janus Capital. Overseas Portfolio pays an investment advisory fee rate that adjusts up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis based upon the Portfolio’s performance relative to its benchmark index during a measurement period. This fee rate, prior to any performance adjustment, is 0.64%. Any such adjustment to this base fee rate will commence October 2011, and may increase or decrease the Management Fee. Refer to “Management Expenses” in this Prospectus for additional information with further description in the Statement of Additional Information (“SAI”).

•	“Distribution/Service (12b-1) Fees.” Because 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

•	All expenses in the Portfolio’s “Fees and Expenses of the Portfolio” table are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

ADDITIONAL INVESTMENT STRATEGIES AND GENERAL PORTFOLIO POLICIES

The Portfolio’s Board of Trustees may change the Portfolio’s investment objective or non-fundamental principal investment strategies without a shareholder vote. The Portfolio will notify you in writing at least 60 days before making any such change it considers material. If there is a material change to the Portfolio’s objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.

Unless otherwise stated, the following additional investment strategies and general policies apply to the Portfolio and provide further information including, but not limited to, the types of securities the Portfolio may invest in when implementing its investment objective. Some of these strategies and policies may be part of a principal strategy. Other strategies and policies may be utilized to a lesser extent. Except for the Portfolio’s policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if the Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

Cash Position
The Portfolio may not always stay fully invested. For example, when the portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the Portfolio’s cash or similar investments may increase. In other words, cash or similar investments generally are a residual – they represent the assets that remain after the Portfolio has committed available assets to desirable investment opportunities. When the Portfolio’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested. To the extent the Portfolio invests its uninvested cash through a sweep program (meaning its uninvested cash is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Portfolio from accessing its cash.

In addition, the Portfolio may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances to meet unusually large redemptions. The Portfolio’s cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Portfolio

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may invest up to 100% of its assets in cash or similar investments. In this case, the Portfolio may take positions that are inconsistent with its investment objective. As a result, the Portfolio may not achieve its investment objective.

Common Stock
Unless its investment objective or policies prescribe otherwise, the Portfolio may invest substantially all of its assets in common stocks. The portfolio manager generally takes a “bottom up” approach to selecting companies in which to invest. This means that he seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Securities are generally selected on a security-by-security basis without regard to any predetermined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolio may invest, and the Portfolio may at times have significant exposure in emerging markets. The Portfolio may sell a holding if, among other things, the security reaches the portfolio manager’s price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio manager finds a better investment opportunity. The Portfolio may also sell a holding to meet redemptions.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Markets
The Portfolio may invest in securities of issuers or companies from one or more “developing countries” or “emerging markets.” Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International Emerging Markets Indexsm. The Portfolio has at times invested a significant portion of its assets in emerging markets and may continue to do so. A summary of the Portfolio’s investments by country is contained in the Portfolio’s shareholder reports and in the Portfolio’s Form N-Q reports, which are filed with the Securities and Exchange Commission (“SEC”).

High-Yield/High-Risk Bonds
A high-yield/high-risk bond (also called a “junk” bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor’s Ratings Service (“Standard & Poor’s”) and Fitch, Inc. (“Fitch”), or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”)) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds. Under normal circumstances, the Portfolio will limit its investments in high-yield/high-risk bonds to 35% or less of its net assets.

Illiquid Investments
Although the Portfolio intends to invest in liquid securities, the Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as “restricted securities”). Under procedures adopted by the Portfolio’s Board of Trustees, certain restricted securities that are determined to be liquid will not be counted toward this 15% limit.

Portfolio Turnover
In general, the Portfolio intends to purchase securities for long-term investment, although, to a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by

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reason of economic or other developments not foreseen at the time of the initial investment decision. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Portfolio, the nature of the Portfolio’s investments, and the investment style of the portfolio manager. Changes are normally made in the Portfolio’s holdings whenever the portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover also may have a negative effect on the Portfolio’s performance. The “Financial Highlights” section of this Prospectus shows the Portfolio’s historical turnover rates.

Securities Lending
The Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When the Portfolio lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Portfolio may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the Portfolio may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

Short Sales
The Portfolio may engage in short sales. No more than 10% of the Portfolio’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. A short sale is generally a transaction in which the Portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, the Portfolio will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the Portfolio may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and the Portfolio may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the Portfolio will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, the Portfolio’s losses are potentially unlimited in a short sale transaction. The Portfolio’s gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the Portfolio may be required to pay in connection with a short sale. Such payments may result in the Portfolio having higher expenses than a Portfolio that does not engage in short sales and may negatively affect the Portfolio’s performance.

The Portfolio may also enter into short positions through derivative instruments such as options contracts, futures contracts, and swap agreements which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

Due to certain foreign countries’ restrictions, the Portfolio will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, the Portfolio’s ability to fully implement a short selling strategy that could otherwise help the Portfolio pursue its investment goals may be limited.

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Although Janus Capital believes that its rigorous “bottom up” approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.

Special Situations
The Portfolio may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the portfolio manager, the securities of a particular issuer will be recognized as undervalued by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company’s allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies involved in bankruptcy proceedings, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. Investments in “special situations” companies can present greater risks than investments in companies not experiencing special situations, and the Portfolio’s performance could be adversely impacted if the securities selected decline in value or fail to appreciate in value.

Swap Agreements
Certain portfolios may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a portfolio. If the other party to a swap defaults, the portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the portfolio and reduce the portfolio’s total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the “Glossary of Investment Terms.”

Other Types of Investments
Unless otherwise stated within its specific investment policies, the Portfolio may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the “Glossary of Investment Terms.” These securities and strategies are not principal investment strategies of the Portfolio. If successful, they may benefit the Portfolio by earning a return on the Portfolio’s assets or reducing risk; however, they may not achieve the Portfolio’s investment objective. These securities and strategies may include:

•	debt securities (such as bonds, notes, and debentures)

•	exchange-traded funds

•	indexed/structured securities (such as mortgage- and asset-backed securities)

•	various derivative transactions (which could comprise a significant percentage of a portfolio’s holdings) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

•	securities purchased on a when-issued, delayed delivery, or forward commitment basis

RISKS OF THE PORTFOLIO

The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Portfolio. To varying degrees, the Portfolio may invest in stocks, bonds, alternative strategy investments, and money market instruments or cash/cash equivalents. The following information is designed to help you better understand some of the risks of investing in the Portfolio. The impact of the following risks on the Portfolio may vary depending on the Portfolio’s investments. The greater the Portfolio’s investment in a particular security, the greater the Portfolio’s exposure to the risks

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associated with that security. Before investing in the Portfolio, you should consider carefully the risks that you assume when investing in the Portfolio.

Derivatives Risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Portfolio. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations to the Portfolio. If the counterparty to a derivative transaction defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

Emerging Markets Risk. The Portfolio may invest in securities of issuers or companies from one or more “developing countries” or “emerging markets.” Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International Emerging Markets Indexsm. To the extent that the Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The price of investments in emerging markets can experience sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. The securities markets of many of the countries in which the Portfolio may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Portfolio to obtain or to enforce a judgment against the issuers of such securities. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region which could have a negative impact on the Portfolio’s performance. The Portfolio may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. Some of the risks of investing directly in foreign and emerging market securities may be reduced when the Portfolio invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve specialized risks.

Foreign Exposure Risks. The Portfolio invests in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including securities of foreign and emerging markets governments, may involve greater risks than investing in domestic securities because the Portfolio’s performance may depend on factors other than the performance of a particular company. These factors include:

•	Currency Risk. As long as the Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Portfolio sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.

•	Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of the Portfolio’s assets from that country. In addition, the economies of emerging markets may be predominately based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

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•	Regulatory Risk. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

•	Foreign Market Risk. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Portfolio to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on the Portfolio. Such factors may hinder the Portfolio’s ability to buy and sell emerging market securities in a timely manner, affecting the Portfolio’s investment strategies and potentially affecting the value of the Portfolio.

•	Geographical Investment Risk. To the extent that the Portfolio invests a significant portion of its assets in a particular country or geographic region, the Portfolio will generally have more exposure to certain risks due to possible political, economic, social, or regulatory events in that country or region. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Portfolio’s performance.

•	Transaction Costs. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

Growth Securities Risk. The Portfolio invests in companies after assessing their growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the portfolio manager’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Portfolio’s return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.

High-Yield/High-Risk Bond Risk. High-yield/high-risk bonds (or “junk” bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor’s, Fitch, and Moody’s or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

The secondary market on which high-yield securities are traded is less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Secondary markets for high-yield securities are less liquid than the market for investment grade securities; therefore, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

Please refer to the “Explanation of Rating Categories” section of the SAI for a description of bond rating categories.

Industry Risk. Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Portfolio’s investments, if any, in multiple companies in a particular industry increase the Portfolio’s exposure to industry risk.

Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Portfolio may fail to produce the intended results.

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Because the Portfolio may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Portfolio’s share price may also decrease.

The Portfolio may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to “hedge” or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolio may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that a portfolio manager’s use of derivative investments will benefit the Portfolio. A Portfolio’s performance could be worse than if the Portfolio had not used such instruments. Use of such investments may instead increase risk to the Portfolio, rather than reduce risk.

The Portfolio’s performance may also be significantly affected, positively or negatively, by a portfolio manager’s use of certain types of investments, such as foreign (non-U.S.) securities, non-investment grade bonds (“junk bonds”), initial public offerings (“IPOs”), or securities of companies with relatively small market capitalizations. Note that a portfolio manager’s use of IPOs and other types of investments may have a magnified performance impact on a portfolio with a small asset base and the portfolio may not experience similar performance as its assets grow.

Market Risk. The value of the Portfolio’s holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio manager’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio’s holdings decreases, the Portfolio’s net asset value will also decrease, which means if you sell your shares in the Portfolio you may lose money.

It is also important to note that recent events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the recent instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the Portfolio, including potentially limiting or completely restricting the ability of the Portfolio to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Small- and Mid-Sized Companies Risk. The Portfolio’s investments in securities issued by small- and mid-sized companies, which tend to be smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, while small- and mid-sized companies may realize more substantial growth than larger or more established issuers, they may also suffer more significant losses as a result

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of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger companies, which could have a significant adverse effect on the Portfolio’s returns, especially as market conditions change.

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Management of the Portfolio

INVESTMENT ADVISER

Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Portfolio. Janus Capital is responsible for the day-to-day management of the Portfolio’s investment portfolio and furnishes continuous advice and recommendations concerning the Portfolio’s investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of the Portfolio.

Janus Capital (together with its predecessors) has served as investment adviser to Janus mutual funds since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.

Janus Capital furnishes certain administrative, compliance, and accounting services for the Portfolio and may be reimbursed by the Portfolio for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Portfolio and pays the salaries, fees, and expenses of all Portfolio officers (with some shared expenses with the Janus funds of compensation payable to the funds’ Chief Compliance Officer and compliance staff) and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees (“Trustees”) are “interested persons” of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the “1940 Act”), therefore, none of the Trustees are paid by Janus Capital.

MANAGEMENT EXPENSES

The Portfolio pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including the distribution and shareholder servicing fees (12b-1 fee), any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees’ fees and expenses. The Portfolio’s investment advisory fee is calculated daily and paid monthly. The Portfolio’s advisory agreement details the investment advisory fee and other expenses that the Portfolio must pay.

The table below reflects the Portfolio’s base fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by the Portfolio to Janus Capital.

Overseas Portfolio pays an investment advisory fee rate that may adjust up or down based on the Portfolio’s performance relative to the cumulative investment record of its benchmark index, the Morgan Stanley Capital International All Country World ex-U.S. Indexsm, over the performance measurement period. Any adjustment to the investment advisory fee rate will be effective October 2011. Until such time, only the base fee rate shown below applied. The third column shows the performance hurdle for outperformance or underperformance during the measurement period relative to the Portfolio’s benchmark index. Upon application of the performance adjustment, the fourth column will show the performance adjusted investment advisory fee rate, which is equal to the Portfolio’s base fee rate plus or minus the performance adjustment over the period. This fourth column shows the actual amount of the investment advisory fee rate paid by the Portfolio as of the end of the fiscal year.

As an example, if the Portfolio outperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15% (assuming constant assets). Conversely, if the Portfolio underperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15% (assuming constant assets). Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%. Additional details discussing the performance fee are included below with further description in the SAI.

Performance
Adjusted/Actual
Investment
Advisory Fee
		Performance	Rate (%) (for
	Base Fee	Hurdle vs.	the fiscal year ended
Portfolio Name	Rate (%)	Benchmark Index	December 31, 2010)
Overseas Portfolio	0.64	± 7.00%	0.64 (1)

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(1)	Any applicable Performance Adjustment will begin October 1, 2011; until such time, the base fee rate shown applies.

For the Portfolio, the investment advisory fee rate is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to the Morgan Stanley Capital International All Country World ex-U.S. Indexsm.

Only the base fee rate will apply until October 2011 for the Portfolio. The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/– Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Portfolio’s performance-based fee structure has been in effect for at least 15 months. When the Portfolio’s performance-based fee structure has been in effect for at least 15 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment will begin October 2011 for the Portfolio.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Portfolio and the Portfolio’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Portfolio.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio’s performance was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the cumulative investment record of the Portfolio’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of the Portfolio.

The Portfolio’s SAI contains additional information about performance-based fees.

A discussion regarding the basis for the Trustees’ approval of the Portfolio’s investment advisory agreement will be included in the Portfolio’s next annual or semiannual report to shareholders, following such approval. You can request the Portfolio’s annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/variable-insurance.

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INVESTMENT PERSONNEL

Overseas Portfolio
Brent A. Lynn, CFA, is Executive Vice President and Portfolio Manager of Overseas Portfolio, which he has managed or co-managed since January 2001. Mr. Lynn is also Portfolio Manager of other Janus accounts. Mr. Lynn joined Janus Capital in 1991 as a research analyst. He holds a Bachelor of Arts degree in Economics and a Master’s degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn holds the Chartered Financial Analyst designation.

Information about the portfolio manager’s compensation structure and other accounts managed, as well as the range of his individual ownership of securities of the specific Portfolio(s) he manages and the aggregate range of his individual ownership in all mutual funds advised by Janus Capital, is included in the SAI.

Conflicts of Interest
Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus “funds of funds,” which are funds that invest primarily in other mutual funds managed by Janus Capital. To the extent that a Portfolio is an underlying fund in a Janus “fund of funds,” a potential conflict of interest arises when allocating the assets of the Janus “fund of funds” to that Portfolio. Purchases and redemptions of fund shares by a Janus “fund of funds” due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund’s transaction costs. Large redemptions by a Janus “fund of funds” may cause a fund’s expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Portfolio’s SAI.

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Other information

CLASSES OF SHARES

Only Service II Shares are offered by this Prospectus. The Shares are available only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants, and include a redemption fee. The redemption fee may be imposed on interests in separate accounts or plans held 60 days or less and thus an insurance company or qualified plan must have agreed to administer the fee. Institutional Shares of the Portfolio are offered only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans. Service Shares of the Portfolio are offered only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Institutional Shares or Service Shares, please call 1-800-525-0020.

CLOSED FUND POLICIES

The Portfolio may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Portfolio’s ability to achieve its investment objective. If sales of the Portfolio are limited, it is expected that existing shareholders invested in the Portfolio would be permitted to continue to purchase Shares through their existing Portfolio accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed portfolio would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the portfolio is believed to negatively impact existing portfolio shareholders. The closed portfolio may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the portfolio and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds’ prospectuses.

LIQUIDATION/REORGANIZATION OF A PORTFOLIO

It is important to know that, pursuant to the Trust’s Amended and Restated Trust Instrument and in accordance with any applicable regulations and laws, the Trustees have the authority to merge, liquidate, and/or reorganize a Portfolio into another portfolio without seeking shareholder vote or consent.

PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought in several state and federal jurisdictions against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, two of which still remain: (i) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group, Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818); and (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518).

In the First Derivative Traders case (action (i) above), a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit (“Fourth Circuit”). In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the trial

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court for further proceedings. In June 2010, the United States Supreme Court agreed to review the Fourth Circuit’s decision. As a result of these developments at the Supreme Court, the trial court has stayed all further proceedings until the Supreme Court rules on the matter. In the Steinberg case (action (ii) above), the trial court entered an order on January 20, 2010, granting Janus Capital’s Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, in February 2010, Plaintiffs appealed the trial court’s decision with the Fourth Circuit.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

DISTRIBUTION OF THE PORTFOLIO

The Portfolio is distributed by Janus Distributors LLC (“Janus Distributors”), which is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.

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Distributions and taxes

DISTRIBUTIONS

To avoid taxation of the Portfolio, the Internal Revenue Code requires the Portfolio to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Portfolio’s income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Net realized long-term capital gains, if any, are paid to shareholders as capital gains distributions, regardless of how long Shares of the Portfolio have been held. Distributions are made at the class level, so they may vary from class to class within a single Portfolio.

Distribution Schedule
Dividends for the Portfolio are normally declared and distributed in June and December. Capital gains are normally declared and distributed in June. However, in certain situations it may be necessary for a Portfolio to declare and distribute capital gains in December. If necessary, dividends and net capital gains may be distributed at other times as well.

How Distributions Affect the Portfolio’s NAV
Distributions are paid to shareholders as of the record date of a distribution of the Portfolio, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Portfolio’s daily net asset value (“NAV”). The share price of the Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Portfolio declared a dividend in the amount of $0.25 per share. If the Portfolio’s share price was $10.00 on December 30, the Portfolio’s share price on December 31 would be $9.75, barring market fluctuations.

TAXES

Taxes on Distributions
Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts or plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

Taxation of the Portfolio
Dividends, interest, and some capital gains received by the Portfolio on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Portfolio is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolio.

The Portfolio does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code, including the distribution each year of all its net investment income and net capital gains. In addition, because the Shares of the Portfolio are sold in connection with variable insurance contracts, the Portfolio intends to satisfy the diversification requirements applicable to insurance company separate accounts under the Internal Revenue Code.

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Shareholder’s guide

Investors may not purchase or redeem Shares of the Portfolio directly. Shares may be purchased or redeemed only through variable insurance contracts offered by the separate accounts of participating insurance companies or through qualified retirement plans. Refer to the prospectus for the participating insurance company’s separate account or your plan documents for instructions on purchasing or selling of variable insurance contracts and on how to select the Portfolio as an investment option for a contract or a qualified plan.

With certain limited exceptions, the Portfolio is available only to U.S. citizens or residents.

PRICING OF PORTFOLIO SHARES

The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. The Portfolio’s NAV is calculated as of the close of the regular trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open (“business day”). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of the Portfolio’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Portfolio’s Shares.

All purchases and redemptions will be duly processed at the NAV next determined after your request is received in good order by the Portfolio or its agents. In order to receive a day’s price, your order must be received in good order by the Portfolio (or insurance company or plan sponsor) or its agents by the close of the regular trading session of the NYSE.

Securities held by the Portfolio are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Portfolio’s Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. The Portfolio may use systematic fair valuation models provided by independent pricing services to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Due to the subjective nature of fair value pricing, the Portfolio’s value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Portfolio’s portfolio securities and the reflection of such change in that Portfolio’s NAV, as further described in the “Excessive Trading” section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as “stale pricing”). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Portfolio’s valuation of a security is different from the security’s market value, short-term arbitrage traders buying and/or selling shares of the Portfolio may dilute the NAV of that Portfolio, which negatively impacts long-term shareholders. The Portfolio’s fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

The value of the securities of other open-end funds held by the Portfolio, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

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DISTRIBUTION FEE

Distribution and Shareholder Servicing Plan
Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Shares may pay Janus Distributors, the Trust’s distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of the Portfolio. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or administrative services performed by such entities. Because 12b-1 fees are paid out of the Portfolio’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

From its own assets, Janus Capital or its affiliates may pay fees to selected insurance companies, qualified plan service providers or their affiliates, or other financial intermediaries that distribute, market, or promote the Portfolio or perform related services for contract owners and plan participants. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.

Janus Capital or its affiliates may pay fees, from their own assets, to selected insurance companies, qualified plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation (“NSCC”) or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such intermediaries to raise awareness of the Portfolio. Such payments may be in addition to, or in lieu of, the fees described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

The receipt of (or prospect of receiving) fees or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds’ shares over sales of another Janus funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary’s organization.

From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus funds over other mutual funds (or non-mutual fund investments).

The payment arrangements described above will not change the price a contract owner or plan participant pays for Shares nor the amount that a Janus fund receives to invest on behalf of the contract owner or plan participant. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Portfolio and when considering which share class of the Portfolio is most appropriate for you. Please contact your insurance company or plan sponsor for details on such arrangements.

PURCHASES

Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or

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your plan documents for information on how to invest in the Shares of the Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf. As discussed under “Payments to financial intermediaries by Janus Capital or its affiliates,” Janus Capital and its affiliates may make payments to selected insurance companies, qualified plan service providers, or their affiliates, or other financial intermediaries that were instrumental in the acquisition or retention of accounts in the Portfolio or that provide services in connection with investments in the Portfolio. You should consider such arrangements when evaluating any recommendation of the Portfolio.

The Portfolio reserves the right to reject any purchase order, including exchange purchases, for any reason. The Portfolio is not intended for excessive trading. For more information about the Portfolio’s policy on excessive trading, refer to “Excessive Trading.”

The Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.

In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), your insurance company or plan sponsor is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your insurance company or plan sponsor may temporarily limit additional share purchases. In addition, your insurance company or plan sponsor may close an account if they are unable to verify a shareholder’s identity. Please contact your insurance company or plan sponsor if you need additional assistance when completing your application or additional information about the insurance company or plan sponsor’s Anti-Money Laundering Program.

In an effort to ensure compliance with this law, Janus Capital’s Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Potential Conflicts
Although the Portfolio does not currently anticipate any disadvantages to policy owners because the Portfolio offers its Shares to unaffiliated variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans, there is a possibility that a material conflict may arise. The Trustees monitor events in an effort to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict is identified, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in the Portfolio or substitute Shares of another Portfolio. If this occurs, the Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Portfolio may refuse to sell its Shares to any separate account or qualified plan or may suspend or terminate the offering of the Portfolio’s Shares if such action is required by law or regulatory authority or is in the best interests of the Portfolio’s shareholders. It is possible that a qualified plan investing in the Portfolio could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolio. Janus Capital intends to monitor such qualified plans, and the Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolio to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

REDEMPTIONS

Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

Shares of the Portfolio may be redeemed on any business day on which the Portfolio’s NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Portfolio or its agents. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order.

The Portfolio reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Portfolio to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except

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for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

Large Shareholder Redemptions
Certain participating insurance companies, accounts, or Janus affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Portfolio’s Shares. Redemptions by these participating insurance companies or accounts of their holdings in the Portfolio may impact the Portfolio’s liquidity and NAV. These redemptions may also force the Portfolio to sell securities, which may negatively impact the Portfolio’s brokerage costs.

Redemptions In-Kind
Shares normally will be redeemed for cash, although the Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a portfolio, by delivery of securities selected from its assets at its discretion. However, the Portfolio is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Portfolio will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by the Portfolio for cash redemptions.

While the Portfolio may pay redemptions in-kind, the Portfolio may instead choose to raise cash to meet redemption requests through the sale of portfolio securities or permissible borrowings. If the Portfolio is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Portfolio’s NAV and may increase brokerage costs.

REDEMPTION FEE

A variable insurance contract owner or plan participant who chooses to redeem an interest in a separate account or plan investing in the Portfolio may be subject to a 1.00% redemption fee if such interest is held for 60 days or less. This fee is paid to the Portfolio rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Portfolio’s asset level and cash flow due to short-term money movements in and out of the Portfolio. Your insurance company or plan sponsor has agreed to charge the Portfolio’s redemption fee. However, due to operational requirements, these intermediaries’ methods for tracking and calculating the fee may differ in some respects from the Portfolio’s.

The redemption fee does not apply to: (i) any Shares purchased through reinvested distributions (dividends and capital gains); (ii) scheduled and systematic redemptions, including asset rebalancing and dollar cost averaging; (iii) variable insurance contract or qualified plan withdrawals or loans, including required minimum distributions; (iv) redemptions due to the movement of funds at annuitization of a variable insurance contract or qualified withdrawals from a retirement plan; (v) redemptions due to transfers between the fixed annuity segment and variable annuity segment after annuitization; (vi) involuntary redemptions imposed by Janus Capital; (vii) redemptions resulting from the death or disability of a variable insurance contract owner or plan participant; and (viii) identifiable transactions by certain funds of funds and asset allocation programs to realign portfolio investments with existing target allocations. When cooperation from an insurance company or plan sponsor is necessary to impose a redemption fee on its clients’ or participants’ accounts, different or additional exemptions may be applied by the insurance company or plan sponsor. Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by an insurance company or plan sponsor. Contact your insurance company or plan sponsor or refer to your plan documents for more information on whether the redemption fee is applied to your Shares.

In addition to the circumstances previously noted, the Portfolio reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Portfolio, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Portfolio from the effects of short-term trading. In addition, the Portfolio reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Portfolio’s redemption fee, the Portfolio will notify you at least 60 days prior to the effective date of the change.

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EXCESSIVE TRADING

Excessive Trading Policies and Procedures
The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Portfolio shares (“excessive trading”). The Portfolio is intended for long-term investment purposes only, and the Portfolio will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Portfolio’s excessive trading policies may be cancelled or revoked by the Portfolio by the next business day following receipt by the Portfolio. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Portfolio may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries (such as insurance companies or plan sponsors). By their nature, omnibus accounts, in which purchases and redemptions of the Portfolio’s shares by multiple investors are aggregated by the intermediary and presented to the Portfolio on a net basis, may effectively conceal the identity of individual investors and their transactions from the Portfolio and its agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

The Portfolio attempts to deter excessive trading through at least the following methods:

•	trade monitoring;
•	redemption fees as described under “Redemption Fee;” and
•	fair valuation of securities as described under “Pricing of Portfolio Shares.”

Generally, a purchase and redemption of Shares from the same Portfolio (i.e., “round trip”) within 90 calendar days may result in enforcement of the Portfolio’s excessive trading policies and procedures with respect to future purchase orders, provided that the Portfolio reserves the right to reject any purchase request as explained above.

The Portfolio monitors for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege (if permitted by your insurance company or plan sponsor) of any investor who makes more than one round trip in the Portfolio over a 90-day period, and may bar future purchases into the Portfolio and any of the other Janus funds by such investor. The Portfolio’s excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases, if permitted by your insurance company or plan sponsor) for any reason without prior notice; (ii) transactions in the Janus funds by a Janus “fund of funds,” which is a fund that primarily invests in other Janus mutual funds; and (iii) identifiable transactions by certain funds of funds and asset allocation programs to realign portfolio investments with existing target allocations.

The Portfolio’s Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days’ notice to shareholders of that fund.

Investors who place transactions through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of the Portfolio’s excessive trading policies and procedures and may be rejected in whole or in part by the Portfolio. The Portfolio, however, cannot always identify or reasonably detect excessive trading that may be facilitated by insurance companies or plan sponsors or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Portfolio, and thus the Portfolio may have difficulty curtailing such activity. Transactions accepted by an insurance company or plan sponsor in violation of the Portfolio’s excessive trading policies may be cancelled or revoked by the Portfolio by the next business day following receipt by the Portfolio.

In an attempt to detect and deter excessive trading in omnibus accounts, the Portfolio or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Portfolio shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Portfolio’s ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

Certain transactions in Portfolio shares, such as periodic rebalancing through intermediaries (no more frequently than every 60 days) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise

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excessive trading concerns and normally do not require application of the Portfolio’s methods to detect and deter excessive trading.

The Portfolio also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Portfolio. For example, the Portfolio may refuse a purchase order if the portfolio manager believes he would be unable to invest the money effectively in accordance with the Portfolio’s investment policies or the Portfolio would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

The Portfolio’s policies and procedures regarding excessive trading may be modified at any time by the Portfolio’s Trustees.

Excessive Trading Risks
Excessive trading may present risks to the Portfolio’s long-term shareholders. Excessive trading into and out of the Portfolio may disrupt portfolio investment strategies, may create taxable gains to remaining Portfolio shareholders, and may increase Portfolio expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

Portfolios that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a portfolio based on events occurring after the close of a foreign market that may not be reflected in the portfolio’s NAV (referred to as “price arbitrage”). Such arbitrage opportunities may also arise in portfolios which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as “stale pricing”). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Portfolio’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of the Portfolio, which negatively impacts long-term shareholders. Although the Portfolio has adopted fair valuation policies and procedures intended to reduce the Portfolio’s exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Portfolio shares.

Although the Portfolio takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Portfolio may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Portfolio and its agents. This makes the Portfolio’s identification of excessive trading transactions in the Portfolio through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Moreover, the contract between an insurance company and the owner of a variable insurance contract may govern the frequency with which the contract owner may cause the insurance company to purchase or redeem shares of the Portfolio. Although the Portfolio encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Portfolio cannot eliminate completely the possibility of excessive trading.

Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their insurance company or plan sponsor with respect to excessive trading in the Portfolio.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the portfolios and to protect the confidentiality of the portfolios’ holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

•	Full Holdings. The Portfolio is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to Portfolio shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Portfolio holdings (excluding derivatives, short positions, and other investment positions),

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consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Holdings & Details tab of the Portfolio at janus.com/variable-insurance.

The Portfolio may provide, upon request, historical full holdings on a monthly basis for periods prior to the previous quarter-end subject to a written confidentiality agreement.

•	Top Holdings. The Portfolio’s top portfolio holdings, in order of position size and as a percentage of the Portfolio’s total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.

•	Other Information. The Portfolio may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors (consisting of security names in alphabetical order), and specific portfolio level performance attribution information and statistics monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Top performance contributors/detractors provided at calendar quarter-end may include the percentage of contribution/detraction to Portfolio performance.

Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Portfolios disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital’s Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Portfolio’s holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Portfolio’s SAIs.

SHAREHOLDER COMMUNICATIONS

Your insurance company or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Portfolio that you have authorized for investment. These reports show the Portfolio’s investments and the market value of such investments, as well as other information about the Portfolio and its operations. Please contact your insurance company or plan sponsor to obtain these reports. The Trust’s fiscal year ends December 31.

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Financial highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance through December 31 of the fiscal years shown. Items “Net asset value, beginning of period” through “Net asset value, end of period” reflect financial results for a single Portfolio Share. The gross expense ratio reflects expenses prior to any expense offset arrangement and the net expense ratio reflects expenses after any expense offset arrangement. Both expense ratios reflect expenses after waivers (reimbursements), if applicable. The information shown for the fiscal periods ended December 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio’s financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.

The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Service II Shares of the Portfolio (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. If these charges and expenses had been included, the performance for the periods shown would be lower. “Total return” information may include adjustments in accordance with generally accepted accounting principles. As a result, returns may differ from returns for shareholder transactions.

Overseas Portfolio – Service II Shares
	Years ended December 31
	2010	2009	2008	2007	2006

Net asset value, beginning of period	$45.34	$26.20	$64.83	$50.80	$35.38

Income from investment operations:
Net investment income/(loss)	0.17	0.34	0.67	0.38	0.49
Net gain/(loss) on securities (both realized and unrealized)	11.12	19.98	(30.51)	13.89	15.85
Total from investment operations	11.29	20.32	(29.84)	14.27	16.34

Less distributions and other:
Dividends (from net investment income)	(0.27)	(0.15)	(0.57)	(0.26)	(0.94)
Distributions (from capital gains)	—	(1.04)	(8.24)	—	—
Redemption fees	0.01	0.01	0.02	0.02	0.02
Total distributions and other	(0.26)	(1.18)	(8.79)	(0.24)	(0.92)

Net asset value, end of period	$56.37	$45.34	$26.20	$64.83	$50.80

Total return	25.02%	78.77%	(52.15)%	28.17%	46.70%

Net assets, end of period (in thousands)	$349,069	$355,871	$201,067	$438,573	$303,730
Average net assets for the period (in thousands)	$346,296	$275,760	$364,379	$363,622	$186,734
Ratio of gross expenses to average net assets(1)(2)	0.93%	0.95%	0.94%	0.95%	0.96%
Ratio of net expenses to average net assets(3)	0.93%	0.95%	0.94%	0.95%	0.95%
Ratio of net investment income/(loss) to average net assets	0.23%	0.38%	1.07%	0.42%	1.26%
Portfolio turnover rate	30%	44%	56%	59%	60%

(1)	The expense ratio reflects expenses prior to any expense offset arrangements.
(2)	The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(3)	The expense ratio reflects expenses after any expense offset arrangements.

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Glossary of investment terms

This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Portfolio may invest, as well as some general investment terms. The Portfolio may invest in these instruments to the extent permitted by its investment objective and policies. The Portfolio is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

EQUITY AND DEBT SECURITIES

Average-Weighted Effective Maturity is a measure of a bond’s maturity. The stated maturity of a bond is the date when the issuer must repay the bond’s entire principal value to an investor. Some types of bonds may also have an “effective maturity” that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Portfolio with each effective maturity “weighted” according to the percentage of net assets that it represents.

Bank loans include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Portfolio purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Portfolio may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Portfolio could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. A Portfolio may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Portfolio’s NAV.

Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

Certificates of Participation (“COPs”) are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to “Municipal lease obligations” below.

Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Portfolio may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”).

Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors.

Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

Duration is the time it will take investors to recoup their investment in a bond. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Portfolio with each duration “weighted” according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Portfolio’s duration is usually shorter than its average maturity.

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Equity securities generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

Exchange-traded funds are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Fixed-income securities are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

High-yield/high-risk bonds are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor’s and Fitch, or Ba or lower by Moody’s). Other terms commonly used to describe such bonds include “lower rated bonds,” “non-investment grade bonds,” and “junk bonds.”

Industrial development bonds are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to “Municipal securities” below.

Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, the Portfolio may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

Mortgage dollar rolls are transactions in which a Portfolio sells a mortgage-related security, such as a security issued by Government National Mortgage Association, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash.

Municipal lease obligations are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality’s credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

Municipal securities are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

Pass-through securities are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

Passive foreign investment companies (PFICs) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Portfolio must pay if these investments are profitable, the Portfolio may make various elections permitted by the tax laws. These elections could require that a Portfolio recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

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Real estate investment trust (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

Rule 144A securities are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

Standby commitment is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security’s liquidity.

U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.

Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.

Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

Zero coupon bonds are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

FUTURES, OPTIONS, AND OTHER DERIVATIVES

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

Derivatives are financial instruments whose performance is derived from the performance of another asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward contracts, swaps and futures contracts.

Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component

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may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Portfolio may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolio may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Portfolio may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security’s market value.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Portfolio may purchase and write put and call options on securities, securities indices, and foreign currencies. A Portfolio may purchase or write such options individually or in combination.

Participatory notes are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

Cash sweep program is an arrangement in which a Portfolio’s uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.

Diversification is a classification given to a fund under the 1940 Act. Portfolios are classified as either “diversified” or “nondiversified.” To be classified as “diversified” under the 1940 Act, a portfolio may not, with respect to 75% of its total

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assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A portfolio that is classified under the 1940 Act as “nondiversified,” on the other hand, has the flexibility to take larger positions in a smaller number of issuers than a portfolio that is classified as “diversified.” However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a portfolio which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified.

Industry concentration for purposes under the 1940 Act is the investment of 25% or more of a Portfolio’s total assets in an industry or group of industries.

Leverage is when a Portfolio increases its assets available for investment using borrowings or similar transactions. Because short sales involve borrowing securities and then selling them, a Portfolio’s short sales effectively leverage a Portfolio’s assets. The use of leverage may make any change in a Portfolio’s NAV even greater and thus result in increased volatility of returns. A Portfolio’s assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force a Portfolio to use its other assets to increase the collateral. Leverage also creates interest expense that may lower a Portfolio’s overall returns.

Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company’s stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain portfolios, while others do not emphasize investments in companies of any particular size.

Net long is a term used to describe when a Portfolio’s assets committed to long positions exceed those committed to short positions.

Repurchase agreements involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

Reverse repurchase agreements involve the sale of a security by the Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

Short sales in which the Portfolio may engage may be either “short sales against the box” or other short sales. Short sales against the box involve selling short a security that the Portfolio owns, or the Portfolio has the right to obtain the amount of the security sold short at a specified date in the future. The Portfolio may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For short sales, the Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Portfolio will realize a short-term capital gain. Although the Portfolio’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. A Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

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You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your insurance company or plan sponsor, or by contacting a Janus representative at 1-877-335-2687. The Portfolio’s Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/variable-insurance. Additional information about the Portfolio’s investments is available in the Portfolio’s annual and semiannual reports. In the Portfolio’s annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Portfolio.

The Statement of Additional Information provides detailed information about the Portfolio and is incorporated into this Prospectus by reference. You may review and copy information about the Portfolio (including the Portfolio’s Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Commission’s Public Reference Section, Washington, D.C. 20549-1520 (1-202-551-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Portfolio from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov.

janus.com/variable-insurance

151 Detroit Street
Denver, CO 80206-4805
1-877-335-2687

The Trust’s Investment Company Act File No. is 811-7736.

                                                                                                    ▼ May 1, 2011

Service II Shares Ticker
Worldwide Portfolio	N/A

Janus Aspen Series

Prospectus

The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus describes Worldwide Portfolio (the “Portfolio”), a series of Janus Aspen Series (the “Trust”). Janus Capital Management LLC (“Janus Capital”) serves as investment adviser to the Portfolio. The Portfolio currently offers three classes of shares. The Service II Shares (the “Shares”) are offered by this Prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, “variable insurance contracts”), as well as certain qualified retirement plans.

This Prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolio. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Refer to the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

Portfolio summary
Worldwide Portfolio	2

Additional information about the Portfolio
Fees and expenses	6
Additional investment strategies and general portfolio policies	6
Risks of the Portfolio	9

Management of the Portfolio
Investment adviser	14
Management expenses	14
Investment personnel	16

Other information	17

Distributions and taxes	19

Shareholder’s guide
Pricing of portfolio shares	20
Distribution fee	21
Payments to financial intermediaries by Janus Capital or its affiliates	21
Purchases	21
Redemptions	22
Redemption fee	23
Excessive trading	24
Shareholder communications	26

Financial highlights	27

Glossary of investment terms	28

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Portfolio summary

Worldwide Portfolio

Ticker:	N/A	Service II Shares

INVESTMENT OBJECTIVE

Worldwide Portfolio seeks long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. Owners of variable insurance contracts that invest in the Shares should refer to the variable insurance contract prospectus for a description of fees and expenses, as the following table and examples do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the fees and expenses described below.

SHAREHOLDER FEES (fees paid directly from your investment)

Redemption fee on Shares held 60 days or less (as a percentage of amount redeemed)	1.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (may adjust up or down)	0.59%
Distribution/Service (12b-1) Fees	0.25%
Other Expenses	0.05%
Total Annual Fund Operating Expenses	0.89%

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service II Shares	$91	$284	$493	$1,096

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 86% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio pursues its investment objective by investing primarily in equity securities, which include, but are not limited to, common stocks, preferred stocks, and depositary receipts of companies of any size located throughout the world. The Portfolio normally invests in issuers from several different countries, including the United States. The Portfolio may, under unusual circumstances, invest in a single country. The Portfolio may have significant exposure to emerging markets. The Portfolio may also invest in U.S. and foreign debt securities.

The portfolio manager applies a “bottom up” approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies.

The Portfolio may invest a significant portion of its assets in derivatives, which are instruments that have a value derived from an underlying asset, such as stocks, bonds, commodities, currencies, interest rates, or market indices, as substitutes for

2 ï Worldwide Portfolio

securities in which the Portfolio invests. The Portfolio intends to invest in derivative instruments (by taking long and/or short positions) including, but not limited to, put and call options, swaps, and forward currency contracts to increase or decrease the Portfolio’s exposure to a particular market, to manage or adjust the risk profile of the Portfolio, and to earn income and enhance returns. The Portfolio may also invest in derivative instruments for other purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions).

The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination.

PRINCIPAL INVESTMENT RISKS

The biggest risk is that the Portfolio’s returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

Foreign Exposure Risk. The Portfolio normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio’s performance than it would in a more geographically diversified portfolio. The Portfolio’s investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

Emerging Markets Risk. The risks of foreign investing mentioned above are heightened when investing in emerging markets. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region which could have a negative impact on the Portfolio’s performance. Some of the risks of investing directly in foreign and emerging market securities may be reduced when the Portfolio invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve specialized risks. As of December 31, 2010, approximately 6.8% of the Portfolio’s investments were in emerging markets.

Market Risk. The value of the Portfolio’s holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio manager’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.

Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. The price of a “growth” security may be impacted if the company does not realize its anticipated potential or if there is a shift in the market to favor other types of securities.

Derivatives Risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations to the Portfolio.

Securities Lending Risk. The Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could

3 ï Worldwide Portfolio

decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s performance has varied over time. The Portfolio’s Service II Shares commenced operations on December 31, 2001. The returns shown for the Service II Shares for periods prior to December 31, 2001 reflect the historical performance of a different class of shares (the Institutional Shares), restated based on the Service II Shares’ estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio’s expenses, but do not take into account the 1.00% redemption fee (on interests held in separate accounts or plans for 60 days or less). The table compares the average annual returns for the Service II Shares of the Portfolio for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Portfolio’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janus.com/variable-insurance or by calling 1-877-335-2687.

Annual Total Returns for Service II Shares (calendar year-end)

2001	2002	2003	2004	2005	2006	2007	2008	2009	2010
−22.62%	−25.71%	23.70%	4.50%	5.63%	17.92%	9.37%	−44.81%	37.35%	15.56%

Best Quarter: Second Quarter 2009 22.78% Worst Quarter: Fourth Quarter 2008 −23.17%

Average Annual Total Returns (periods ended 12/31/10)

	1 Year	5 Years	10 Years	Since Inception (9/13/93)

Worldwide Portfolio

Service II Shares	15.56%	2.47%	−1.19%	7.97%

Morgan Stanley Capital International World Indexsm (net)	11.76%	2.43%	2.31%	6.22%
(reflects no deduction for fees, expenses, or taxes)

Morgan Stanley Capital International All Country World Indexsm (net)	12.67%	3.44%	3.20%	N/A
(reflects no deduction for fees, expenses, or taxes)

4 ï Worldwide Portfolio

MANAGEMENT

Investment Adviser: Janus Capital Management LLC

Portfolio Manager: George P. Maris, CFA, is Executive Vice President and Portfolio Manager of the Portfolio, which he has managed since March 2011.

PURCHASE AND SALE OF PORTFOLIO SHARES

Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

TAX INFORMATION

Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified plan. The federal income tax status of your investment depends on the features of your qualified plan or variable insurance contract.

PAYMENTS TO INSURERS, BROKER-DEALERS, AND OTHER FINANCIAL INTERMEDIARIES

Portfolio shares are generally available only through an insurer’s variable contracts, or an employer or other retirement plan (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (and/or their related companies) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary’s website, or consult your insurance contract prospectus for more information.

5 ï Worldwide Portfolio

Additional information about the Portfolio

FEES AND EXPENSES

Please refer to the following important information when reviewing the “Fees and Expenses of the Portfolio” table in the Portfolio Summary of the Prospectus. The fees and expenses shown were determined based on net assets as of the fiscal year ended December 31, 2010.

•	“Shareholder Fees” are fees paid directly from your investment and may include redemption fees. If you sell Shares of the Portfolio that you have held for 60 days or less, you may pay a redemption fee.

•	“Annual Fund Operating Expenses” are paid out of the Portfolio’s assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the Example in the Portfolio Summary shows, these costs are borne indirectly by all shareholders.

•	The “Management Fee” is the investment advisory fee rate paid by the Portfolio to Janus Capital. Worldwide Portfolio pays an investment advisory fee rate that adjusts up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis based upon the Portfolio’s performance relative to its benchmark index during a measurement period. This fee rate, prior to any performance adjustment, is 0.60%. Any such adjustment to this base fee rate commenced February 2007, and may increase or decrease the Management Fee. Refer to “Management Expenses” in this Prospectus for additional information with further description in the Statement of Additional Information (“SAI”).

•	“Distribution/Service (12b-1) Fees.” Because 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

•	All expenses in the Portfolio’s “Fees and Expenses of the Portfolio” table are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

ADDITIONAL INVESTMENT STRATEGIES AND GENERAL PORTFOLIO POLICIES

The Portfolio’s Board of Trustees may change the Portfolio’s investment objective or non-fundamental principal investment strategies without a shareholder vote. The Portfolio will notify you in writing at least 60 days before making any such change it considers material. If there is a material change to the Portfolio’s objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.

Unless otherwise stated, the following additional investment strategies and general policies apply to the Portfolio and provide further information including, but not limited to, the types of securities the Portfolio may invest in when implementing its investment objective. Some of these strategies and policies may be part of a principal strategy. Other strategies and policies may be utilized to a lesser extent. Except for the Portfolio’s policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if the Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

Cash Position
The Portfolio may not always stay fully invested. For example, when the portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the Portfolio’s cash or similar investments may increase. In other words, cash or similar investments generally are a residual – they represent the assets that remain after the Portfolio has committed available assets to desirable investment opportunities. When the Portfolio’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested. To the extent the Portfolio invests its uninvested cash through a sweep program (meaning its uninvested cash is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Portfolio from accessing its cash.

In addition, the Portfolio may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances to meet unusually large redemptions. The Portfolio’s cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Portfolio

6 ï Janus Aspen Series

may invest up to 100% of its assets in cash or similar investments. In this case, the Portfolio may take positions that are inconsistent with its investment objective. As a result, the Portfolio may not achieve its investment objective.

Common Stock
Unless its investment objective or policies prescribe otherwise, the Portfolio may invest substantially all of its assets in common stocks. The portfolio manager generally takes a “bottom up” approach to selecting companies in which to invest. This means that he seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Securities are generally selected on a security-by-security basis without regard to any predetermined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolio may invest, and the Portfolio may at times have significant exposure in emerging markets. The Portfolio may sell a holding if, among other things, the security reaches the portfolio manager’s price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio manager finds a better investment opportunity. The Portfolio may also sell a holding to meet redemptions.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Markets
The Portfolio may invest in securities of issuers or companies from one or more “developing countries” or “emerging markets.” Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International Emerging Markets Indexsm. The Portfolio has at times invested a significant portion of its assets in emerging markets and may continue to do so. A summary of the Portfolio’s investments by country is contained in the Portfolio’s shareholder reports and in the Portfolio’s Form N-Q reports, which are filed with the Securities and Exchange Commission (“SEC”).

High-Yield/High-Risk Bonds
A high-yield/high-risk bond (also called a “junk” bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor’s Ratings Service (“Standard & Poor’s”) and Fitch, Inc. (“Fitch”), or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”)) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds. Under normal circumstances, the Portfolio will limit its investments in high-yield/high-risk bonds to 35% or less of its net assets.

Illiquid Investments
Although the Portfolio intends to invest in liquid securities, the Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as “restricted securities”). Under procedures adopted by the Portfolio’s Board of Trustees, certain restricted securities that are determined to be liquid will not be counted toward this 15% limit.

Portfolio Turnover
In general, the Portfolio intends to purchase securities for long-term investment, although, to a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by

7 ï Janus Aspen Series

reason of economic or other developments not foreseen at the time of the initial investment decision. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Portfolio, the nature of the Portfolio’s investments, and the investment style of the portfolio manager. Changes are normally made in the Portfolio’s holdings whenever the portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover also may have a negative effect on the Portfolio’s performance. The “Financial Highlights” section of this Prospectus shows the Portfolio’s historical turnover rates.

Securities Lending
The Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When the Portfolio lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Portfolio may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the Portfolio may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

Short Sales
The Portfolio may engage in short sales. No more than 10% of the Portfolio’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. A short sale is generally a transaction in which the Portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, the Portfolio will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the Portfolio may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and the Portfolio may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the Portfolio will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, the Portfolio’s losses are potentially unlimited in a short sale transaction. The Portfolio’s gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the Portfolio may be required to pay in connection with a short sale. Such payments may result in the Portfolio having higher expenses than a Portfolio that does not engage in short sales and may negatively affect the Portfolio’s performance.

The Portfolio may also enter into short positions through derivative instruments such as options contracts, futures contracts, and swap agreements which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

Due to certain foreign countries’ restrictions, the Portfolio will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, the Portfolio’s ability to fully implement a short selling strategy that could otherwise help the Portfolio pursue its investment goals may be limited.

8 ï Janus Aspen Series

Although Janus Capital believes that its rigorous “bottom up” approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.

Special Situations
The Portfolio may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the portfolio manager, the securities of a particular issuer will be recognized as undervalued by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company’s allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies involved in bankruptcy proceedings, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. Investments in “special situations” companies can present greater risks than investments in companies not experiencing special situations, and the Portfolio’s performance could be adversely impacted if the securities selected decline in value or fail to appreciate in value.

Swap Agreements
Certain portfolios may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a portfolio. If the other party to a swap defaults, the portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the portfolio and reduce the portfolio’s total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the “Glossary of Investment Terms.”

Other Types of Investments
Unless otherwise stated within its specific investment policies, the Portfolio may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the “Glossary of Investment Terms.” These securities and strategies are not principal investment strategies of the Portfolio. If successful, they may benefit the Portfolio by earning a return on the Portfolio’s assets or reducing risk; however, they may not achieve the Portfolio’s investment objective. These securities and strategies may include:

•	debt securities (such as bonds, notes, and debentures)

•	exchange-traded funds

•	indexed/structured securities (such as mortgage- and asset-backed securities)

•	various derivative transactions (which could comprise a significant percentage of a portfolio’s holdings) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

•	securities purchased on a when-issued, delayed delivery, or forward commitment basis

RISKS OF THE PORTFOLIO

The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Portfolio. To varying degrees, the Portfolio may invest in stocks, bonds, alternative strategy investments, and money market instruments or cash/cash equivalents. The following information is designed to help you better understand some of the risks of investing in the Portfolio. The impact of the following risks on the Portfolio may vary depending on the Portfolio’s investments. The greater the Portfolio’s investment in a particular security, the greater the Portfolio’s exposure to the risks

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associated with that security. Before investing in the Portfolio, you should consider carefully the risks that you assume when investing in the Portfolio.

Derivatives Risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Portfolio. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations to the Portfolio. If the counterparty to a derivative transaction defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

Emerging Markets Risk. The Portfolio may invest in securities of issuers or companies from one or more “developing countries” or “emerging markets.” Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International Emerging Markets Indexsm. To the extent that the Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The price of investments in emerging markets can experience sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. The securities markets of many of the countries in which the Portfolio may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Portfolio to obtain or to enforce a judgment against the issuers of such securities. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region which could have a negative impact on the Portfolio’s performance. The Portfolio may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. Some of the risks of investing directly in foreign and emerging market securities may be reduced when the Portfolio invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve specialized risks.

Foreign Exposure Risks. The Portfolio invests in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including securities of foreign and emerging markets governments, may involve greater risks than investing in domestic securities because the Portfolio’s performance may depend on factors other than the performance of a particular company. These factors include:

•	Currency Risk. As long as the Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Portfolio sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.

•	Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of the Portfolio’s assets from that country. In addition, the economies of emerging markets may be predominately based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

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•	Regulatory Risk. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

•	Foreign Market Risk. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Portfolio to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on the Portfolio. Such factors may hinder the Portfolio’s ability to buy and sell emerging market securities in a timely manner, affecting the Portfolio’s investment strategies and potentially affecting the value of the Portfolio.

•	Geographical Investment Risk. To the extent that the Portfolio invests a significant portion of its assets in a particular country or geographic region, the Portfolio will generally have more exposure to certain risks due to possible political, economic, social, or regulatory events in that country or region. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Portfolio’s performance.

•	Transaction Costs. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

Growth Securities Risk. The Portfolio invests in companies after assessing their growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the portfolio manager’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Portfolio’s return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.

High-Yield/High-Risk Bond Risk. High-yield/high-risk bonds (or “junk” bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor’s, Fitch, and Moody’s or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

The secondary market on which high-yield securities are traded is less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Secondary markets for high-yield securities are less liquid than the market for investment grade securities; therefore, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

Please refer to the “Explanation of Rating Categories” section of the SAI for a description of bond rating categories.

Industry Risk. Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Portfolio’s investments, if any, in multiple companies in a particular industry increase the Portfolio’s exposure to industry risk.

Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Portfolio may fail to produce the intended results.

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Because the Portfolio may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Portfolio’s share price may also decrease.

The Portfolio may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to “hedge” or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolio may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that a portfolio manager’s use of derivative investments will benefit the Portfolio. A Portfolio’s performance could be worse than if the Portfolio had not used such instruments. Use of such investments may instead increase risk to the Portfolio, rather than reduce risk.

The Portfolio’s performance may also be significantly affected, positively or negatively, by a portfolio manager’s use of certain types of investments, such as foreign (non-U.S.) securities, non-investment grade bonds (“junk bonds”), initial public offerings (“IPOs”), or securities of companies with relatively small market capitalizations. Note that a portfolio manager’s use of IPOs and other types of investments may have a magnified performance impact on a portfolio with a small asset base and the portfolio may not experience similar performance as its assets grow.

Market Risk. The value of the Portfolio’s holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio manager’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio’s holdings decreases, the Portfolio’s net asset value will also decrease, which means if you sell your shares in the Portfolio you may lose money.

It is also important to note that recent events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the recent instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the Portfolio, including potentially limiting or completely restricting the ability of the Portfolio to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Small- and Mid-Sized Companies Risk. The Portfolio’s investments in securities issued by small- and mid-sized companies, which tend to be smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, while small- and mid-sized companies may realize more substantial growth than larger or more established issuers, they may also suffer more significant losses as a result

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of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger companies, which could have a significant adverse effect on the Portfolio’s returns, especially as market conditions change.

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Management of the Portfolio

INVESTMENT ADVISER

Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Portfolio. Janus Capital is responsible for the day-to-day management of the Portfolio’s investment portfolio and furnishes continuous advice and recommendations concerning the Portfolio’s investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of the Portfolio.

Janus Capital (together with its predecessors) has served as investment adviser to Janus mutual funds since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.

Janus Capital furnishes certain administrative, compliance, and accounting services for the Portfolio and may be reimbursed by the Portfolio for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Portfolio and pays the salaries, fees, and expenses of all Portfolio officers (with some shared expenses with the Janus funds of compensation payable to the funds’ Chief Compliance Officer and compliance staff) and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees (“Trustees”) are “interested persons” of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the “1940 Act”), therefore, none of the Trustees are paid by Janus Capital.

MANAGEMENT EXPENSES

The Portfolio pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including the distribution and shareholder servicing fees (12b-1 fee), any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees’ fees and expenses. The Portfolio’s investment advisory fee is calculated daily and paid monthly. The Portfolio’s advisory agreement details the investment advisory fee and other expenses that the Portfolio must pay.

The table below reflects the Portfolio’s base fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by the Portfolio to Janus Capital.

Worldwide Portfolio pays an investment advisory fee rate that may adjust up or down based on the Portfolio’s performance relative to the cumulative investment record of its benchmark index, the Morgan Stanley Capital International World Indexsm, over the performance measurement period. Any adjustment to the investment advisory fee rate was effective February 2007. Until such time, only the base fee rate shown below applied. The third column shows the performance hurdle for outperformance or underperformance during the measurement period relative to the Portfolio’s benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Portfolio’s base fee rate plus or minus the performance adjustment over the period. This fourth column shows the actual amount of the investment advisory fee rate paid by the Portfolio as of the end of the fiscal year.

As an example, if the Portfolio outperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15% (assuming constant assets). Conversely, if the Portfolio underperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15% (assuming constant assets). Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%. Additional details discussing the performance fee are included below with further description in the SAI.

Performance
Adjusted/Actual
Investment
Advisory Fee
		Performance	Rate (%) (for
	Base Fee	Hurdle vs.	the fiscal year ended
Portfolio Name	Rate (%)	Benchmark Index	December 31, 2010)
Worldwide Portfolio	0.60	± 6.00%	0.59

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For the Portfolio, the investment advisory fee rate is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to the Morgan Stanley Capital International World Indexsm.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/– Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Portfolio’s performance-based fee structure has been in effect for at least 12 months. When the Portfolio’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began February 2007 for the Portfolio.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Portfolio and the Portfolio’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Portfolio.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio’s performance was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the cumulative investment record of the Portfolio’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of the Portfolio.

The Portfolio’s SAI contains additional information about performance-based fees.

A discussion regarding the basis for the Trustees’ approval of the Portfolio’s investment advisory agreement will be included in the Portfolio’s next annual or semiannual report to shareholders, following such approval. You can request the Portfolio’s annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/variable-insurance.

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INVESTMENT PERSONNEL

Worldwide Portfolio
George P. Maris, CFA, is Executive Vice President and Portfolio Manager of Worldwide Portfolio, which he has managed since March 2011. Mr. Maris joined Janus Capital in March 2011. Prior to joining Janus Capital, Mr. Maris was a portfolio manager at Northern Trust from 2008 to March 2011, and a portfolio manager with Columbia Management Group from 2004 to 2008. Mr. Maris holds a Bachelor’s degree in Economics from Swarthmore College, a Juris Doctorate from the University of Illinois College of Law, and a Master of Business Administration degree from the University of Chicago. He holds the Chartered Financial Analyst designation.

Information about the portfolio manager’s compensation structure and other accounts managed, as well as the range of his individual ownership of securities of the specific Portfolio(s) he manages and the aggregate range of his individual ownership in all mutual funds advised by Janus Capital, is included in the SAI.

Conflicts of Interest
Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus “funds of funds,” which are funds that invest primarily in other mutual funds managed by Janus Capital. To the extent that a Portfolio is an underlying fund in a Janus “fund of funds,” a potential conflict of interest arises when allocating the assets of the Janus “fund of funds” to that Portfolio. Purchases and redemptions of fund shares by a Janus “fund of funds” due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund’s transaction costs. Large redemptions by a Janus “fund of funds” may cause a fund’s expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Portfolio’s SAI.

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Other information

CLASSES OF SHARES

Only Service II Shares are offered by this Prospectus. The Shares are available only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants, and include a redemption fee. The redemption fee may be imposed on interests in separate accounts or plans held 60 days or less and thus an insurance company or qualified plan must have agreed to administer the fee. Institutional Shares of the Portfolio are offered only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans. Service Shares of the Portfolio are offered only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Institutional Shares or Service Shares, please call 1-800-525-0020.

CLOSED FUND POLICIES

The Portfolio may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Portfolio’s ability to achieve its investment objective. If sales of the Portfolio are limited, it is expected that existing shareholders invested in the Portfolio would be permitted to continue to purchase Shares through their existing Portfolio accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed portfolio would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the portfolio is believed to negatively impact existing portfolio shareholders. The closed portfolio may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the portfolio and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds’ prospectuses.

LIQUIDATION/REORGANIZATION OF A PORTFOLIO

It is important to know that, pursuant to the Trust’s Amended and Restated Trust Instrument and in accordance with any applicable regulations and laws, the Trustees have the authority to merge, liquidate, and/or reorganize a Portfolio into another portfolio without seeking shareholder vote or consent.

PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought in several state and federal jurisdictions against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, two of which still remain: (i) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group, Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818); and (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518).

In the First Derivative Traders case (action (i) above), a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit (“Fourth Circuit”). In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the trial court for further proceedings. In June 2010, the United States Supreme Court agreed to review the Fourth Circuit’s decision.

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As a result of these developments at the Supreme Court, the trial court has stayed all further proceedings until the Supreme Court rules on the matter. In the Steinberg case (action (ii) above), the trial court entered an order on January 20, 2010, granting Janus Capital’s Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, in February 2010, Plaintiffs appealed the trial court’s decision with the Fourth Circuit.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

DISTRIBUTION OF THE PORTFOLIO

The Portfolio is distributed by Janus Distributors LLC (“Janus Distributors”), which is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.

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Distributions and taxes

DISTRIBUTIONS

To avoid taxation of the Portfolio, the Internal Revenue Code requires the Portfolio to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Portfolio’s income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Net realized long-term capital gains, if any, are paid to shareholders as capital gains distributions, regardless of how long Shares of the Portfolio have been held. Distributions are made at the class level, so they may vary from class to class within a single Portfolio.

Distribution Schedule
Dividends for the Portfolio are normally declared and distributed in June and December. Capital gains are normally declared and distributed in June. However, in certain situations it may be necessary for a Portfolio to declare and distribute capital gains in December. If necessary, dividends and net capital gains may be distributed at other times as well.

How Distributions Affect the Portfolio’s NAV
Distributions are paid to shareholders as of the record date of a distribution of the Portfolio, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Portfolio’s daily net asset value (“NAV”). The share price of the Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Portfolio declared a dividend in the amount of $0.25 per share. If the Portfolio’s share price was $10.00 on December 30, the Portfolio’s share price on December 31 would be $9.75, barring market fluctuations.

TAXES

Taxes on Distributions
Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts or plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

Taxation of the Portfolio
Dividends, interest, and some capital gains received by the Portfolio on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Portfolio is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolio.

The Portfolio does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code, including the distribution each year of all its net investment income and net capital gains. In addition, because the Shares of the Portfolio are sold in connection with variable insurance contracts, the Portfolio intends to satisfy the diversification requirements applicable to insurance company separate accounts under the Internal Revenue Code.

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Shareholder’s guide

Investors may not purchase or redeem Shares of the Portfolio directly. Shares may be purchased or redeemed only through variable insurance contracts offered by the separate accounts of participating insurance companies or through qualified retirement plans. Refer to the prospectus for the participating insurance company’s separate account or your plan documents for instructions on purchasing or selling of variable insurance contracts and on how to select the Portfolio as an investment option for a contract or a qualified plan.

With certain limited exceptions, the Portfolio is available only to U.S. citizens or residents.

PRICING OF PORTFOLIO SHARES

The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. The Portfolio’s NAV is calculated as of the close of the regular trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open (“business day”). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of the Portfolio’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Portfolio’s Shares.

All purchases and redemptions will be duly processed at the NAV next determined after your request is received in good order by the Portfolio or its agents. In order to receive a day’s price, your order must be received in good order by the Portfolio (or insurance company or plan sponsor) or its agents by the close of the regular trading session of the NYSE.

Securities held by the Portfolio are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Portfolio’s Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. The Portfolio may use systematic fair valuation models provided by independent pricing services to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Due to the subjective nature of fair value pricing, the Portfolio’s value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Portfolio’s portfolio securities and the reflection of such change in that Portfolio’s NAV, as further described in the “Excessive Trading” section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as “stale pricing”). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Portfolio’s valuation of a security is different from the security’s market value, short-term arbitrage traders buying and/or selling shares of the Portfolio may dilute the NAV of that Portfolio, which negatively impacts long-term shareholders. The Portfolio’s fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

The value of the securities of other open-end funds held by the Portfolio, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

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DISTRIBUTION FEE

Distribution and Shareholder Servicing Plan
Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Shares may pay Janus Distributors, the Trust’s distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of the Portfolio. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or administrative services performed by such entities. Because 12b-1 fees are paid out of the Portfolio’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

From its own assets, Janus Capital or its affiliates may pay fees to selected insurance companies, qualified plan service providers or their affiliates, or other financial intermediaries that distribute, market, or promote the Portfolio or perform related services for contract owners and plan participants. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.

Janus Capital or its affiliates may pay fees, from their own assets, to selected insurance companies, qualified plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation (“NSCC”) or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such intermediaries to raise awareness of the Portfolio. Such payments may be in addition to, or in lieu of, the fees described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

The receipt of (or prospect of receiving) fees or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds’ shares over sales of another Janus funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary’s organization.

From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus funds over other mutual funds (or non-mutual fund investments).

The payment arrangements described above will not change the price a contract owner or plan participant pays for Shares nor the amount that a Janus fund receives to invest on behalf of the contract owner or plan participant. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Portfolio and when considering which share class of the Portfolio is most appropriate for you. Please contact your insurance company or plan sponsor for details on such arrangements.

PURCHASES

Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or

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your plan documents for information on how to invest in the Shares of the Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf. As discussed under “Payments to financial intermediaries by Janus Capital or its affiliates,” Janus Capital and its affiliates may make payments to selected insurance companies, qualified plan service providers, or their affiliates, or other financial intermediaries that were instrumental in the acquisition or retention of accounts in the Portfolio or that provide services in connection with investments in the Portfolio. You should consider such arrangements when evaluating any recommendation of the Portfolio.

The Portfolio reserves the right to reject any purchase order, including exchange purchases, for any reason. The Portfolio is not intended for excessive trading. For more information about the Portfolio’s policy on excessive trading, refer to “Excessive Trading.”

The Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.

In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), your insurance company or plan sponsor is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your insurance company or plan sponsor may temporarily limit additional share purchases. In addition, your insurance company or plan sponsor may close an account if they are unable to verify a shareholder’s identity. Please contact your insurance company or plan sponsor if you need additional assistance when completing your application or additional information about the insurance company or plan sponsor’s Anti-Money Laundering Program.

In an effort to ensure compliance with this law, Janus Capital’s Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Potential Conflicts
Although the Portfolio does not currently anticipate any disadvantages to policy owners because the Portfolio offers its Shares to unaffiliated variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans, there is a possibility that a material conflict may arise. The Trustees monitor events in an effort to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict is identified, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in the Portfolio or substitute Shares of another Portfolio. If this occurs, the Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Portfolio may refuse to sell its Shares to any separate account or qualified plan or may suspend or terminate the offering of the Portfolio’s Shares if such action is required by law or regulatory authority or is in the best interests of the Portfolio’s shareholders. It is possible that a qualified plan investing in the Portfolio could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolio. Janus Capital intends to monitor such qualified plans, and the Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolio to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

REDEMPTIONS

Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

Shares of the Portfolio may be redeemed on any business day on which the Portfolio’s NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Portfolio or its agents. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order.

The Portfolio reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Portfolio to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except

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for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

Large Shareholder Redemptions
Certain participating insurance companies, accounts, or Janus affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Portfolio’s Shares. Redemptions by these participating insurance companies or accounts of their holdings in the Portfolio may impact the Portfolio’s liquidity and NAV. These redemptions may also force the Portfolio to sell securities, which may negatively impact the Portfolio’s brokerage costs.

Redemptions In-Kind
Shares normally will be redeemed for cash, although the Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a portfolio, by delivery of securities selected from its assets at its discretion. However, the Portfolio is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Portfolio will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by the Portfolio for cash redemptions.

While the Portfolio may pay redemptions in-kind, the Portfolio may instead choose to raise cash to meet redemption requests through the sale of portfolio securities or permissible borrowings. If the Portfolio is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Portfolio’s NAV and may increase brokerage costs.

REDEMPTION FEE

A variable insurance contract owner or plan participant who chooses to redeem an interest in a separate account or plan investing in the Portfolio may be subject to a 1.00% redemption fee if such interest is held for 60 days or less. This fee is paid to the Portfolio rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Portfolio’s asset level and cash flow due to short-term money movements in and out of the Portfolio. Your insurance company or plan sponsor has agreed to charge the Portfolio’s redemption fee. However, due to operational requirements, these intermediaries’ methods for tracking and calculating the fee may differ in some respects from the Portfolio’s.

The redemption fee does not apply to: (i) any Shares purchased through reinvested distributions (dividends and capital gains); (ii) scheduled and systematic redemptions, including asset rebalancing and dollar cost averaging; (iii) variable insurance contract or qualified plan withdrawals or loans, including required minimum distributions; (iv) redemptions due to the movement of funds at annuitization of a variable insurance contract or qualified withdrawals from a retirement plan; (v) redemptions due to transfers between the fixed annuity segment and variable annuity segment after annuitization; (vi) involuntary redemptions imposed by Janus Capital; (vii) redemptions resulting from the death or disability of a variable insurance contract owner or plan participant; and (viii) identifiable transactions by certain funds of funds and asset allocation programs to realign portfolio investments with existing target allocations. When cooperation from an insurance company or plan sponsor is necessary to impose a redemption fee on its clients’ or participants’ accounts, different or additional exemptions may be applied by the insurance company or plan sponsor. Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by an insurance company or plan sponsor. Contact your insurance company or plan sponsor or refer to your plan documents for more information on whether the redemption fee is applied to your Shares.

In addition to the circumstances previously noted, the Portfolio reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Portfolio, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Portfolio from the effects of short-term trading. In addition, the Portfolio reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Portfolio’s redemption fee, the Portfolio will notify you at least 60 days prior to the effective date of the change.

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EXCESSIVE TRADING

Excessive Trading Policies and Procedures
The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Portfolio shares (“excessive trading”). The Portfolio is intended for long-term investment purposes only, and the Portfolio will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Portfolio’s excessive trading policies may be cancelled or revoked by the Portfolio by the next business day following receipt by the Portfolio. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Portfolio may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries (such as insurance companies or plan sponsors). By their nature, omnibus accounts, in which purchases and redemptions of the Portfolio’s shares by multiple investors are aggregated by the intermediary and presented to the Portfolio on a net basis, may effectively conceal the identity of individual investors and their transactions from the Portfolio and its agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

The Portfolio attempts to deter excessive trading through at least the following methods:

•	trade monitoring;
•	redemption fees as described under “Redemption Fee;” and
•	fair valuation of securities as described under “Pricing of Portfolio Shares.”

Generally, a purchase and redemption of Shares from the same Portfolio (i.e., “round trip”) within 90 calendar days may result in enforcement of the Portfolio’s excessive trading policies and procedures with respect to future purchase orders, provided that the Portfolio reserves the right to reject any purchase request as explained above.

The Portfolio monitors for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege (if permitted by your insurance company or plan sponsor) of any investor who makes more than one round trip in the Portfolio over a 90-day period, and may bar future purchases into the Portfolio and any of the other Janus funds by such investor. The Portfolio’s excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases, if permitted by your insurance company or plan sponsor) for any reason without prior notice; (ii) transactions in the Janus funds by a Janus “fund of funds,” which is a fund that primarily invests in other Janus mutual funds; and (iii) identifiable transactions by certain funds of funds and asset allocation programs to realign portfolio investments with existing target allocations.

The Portfolio’s Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days’ notice to shareholders of that fund.

Investors who place transactions through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of the Portfolio’s excessive trading policies and procedures and may be rejected in whole or in part by the Portfolio. The Portfolio, however, cannot always identify or reasonably detect excessive trading that may be facilitated by insurance companies or plan sponsors or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Portfolio, and thus the Portfolio may have difficulty curtailing such activity. Transactions accepted by an insurance company or plan sponsor in violation of the Portfolio’s excessive trading policies may be cancelled or revoked by the Portfolio by the next business day following receipt by the Portfolio.

In an attempt to detect and deter excessive trading in omnibus accounts, the Portfolio or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Portfolio shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Portfolio’s ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

Certain transactions in Portfolio shares, such as periodic rebalancing through intermediaries (no more frequently than every 60 days) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise

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excessive trading concerns and normally do not require application of the Portfolio’s methods to detect and deter excessive trading.

The Portfolio also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Portfolio. For example, the Portfolio may refuse a purchase order if the portfolio manager believes he would be unable to invest the money effectively in accordance with the Portfolio’s investment policies or the Portfolio would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

The Portfolio’s policies and procedures regarding excessive trading may be modified at any time by the Portfolio’s Trustees.

Excessive Trading Risks
Excessive trading may present risks to the Portfolio’s long-term shareholders. Excessive trading into and out of the Portfolio may disrupt portfolio investment strategies, may create taxable gains to remaining Portfolio shareholders, and may increase Portfolio expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

Portfolios that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a portfolio based on events occurring after the close of a foreign market that may not be reflected in the portfolio’s NAV (referred to as “price arbitrage”). Such arbitrage opportunities may also arise in portfolios which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as “stale pricing”). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Portfolio’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of the Portfolio, which negatively impacts long-term shareholders. Although the Portfolio has adopted fair valuation policies and procedures intended to reduce the Portfolio’s exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Portfolio shares.

Although the Portfolio takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Portfolio may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Portfolio and its agents. This makes the Portfolio’s identification of excessive trading transactions in the Portfolio through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Moreover, the contract between an insurance company and the owner of a variable insurance contract may govern the frequency with which the contract owner may cause the insurance company to purchase or redeem shares of the Portfolio. Although the Portfolio encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Portfolio cannot eliminate completely the possibility of excessive trading.

Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their insurance company or plan sponsor with respect to excessive trading in the Portfolio.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the portfolios and to protect the confidentiality of the portfolios’ holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

•	Full Holdings. The Portfolio is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to Portfolio shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Portfolio holdings (excluding derivatives, short positions, and other investment positions),

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consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Holdings & Details tab of the Portfolio at janus.com/variable-insurance.

The Portfolio may provide, upon request, historical full holdings on a monthly basis for periods prior to the previous quarter-end subject to a written confidentiality agreement.

•	Top Holdings. The Portfolio’s top portfolio holdings, in order of position size and as a percentage of the Portfolio’s total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.

•	Other Information. The Portfolio may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors (consisting of security names in alphabetical order), and specific portfolio level performance attribution information and statistics monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Top performance contributors/detractors provided at calendar quarter-end may include the percentage of contribution/detraction to Portfolio performance.

Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Portfolios disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital’s Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Portfolio’s holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Portfolio’s SAIs.

SHAREHOLDER COMMUNICATIONS

Your insurance company or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Portfolio that you have authorized for investment. These reports show the Portfolio’s investments and the market value of such investments, as well as other information about the Portfolio and its operations. Please contact your insurance company or plan sponsor to obtain these reports. The Trust’s fiscal year ends December 31.

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Financial highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance through December 31 of the fiscal years shown. Items “Net asset value, beginning of period” through “Net asset value, end of period” reflect financial results for a single Portfolio Share. The gross expense ratio reflects expenses prior to any expense offset arrangement and the net expense ratio reflects expenses after any expense offset arrangement. Both expense ratios reflect expenses after waivers (reimbursements), if applicable. The information shown for the fiscal periods ended December 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio’s financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.

The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Service II Shares of the Portfolio (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. If these charges and expenses had been included, the performance for the periods shown would be lower. “Total return” information may include adjustments in accordance with generally accepted accounting principles. As a result, returns may differ from returns for shareholder transactions.

Worldwide Portfolio – Service II Shares
	Years ended December 31
	2010		2009		2008		2007		2006

Net asset value, beginning of period	$26.00		$19.15		$35.14		$32.30		$27.85

Income from investment operations:
Net investment income/(loss)	0.11		0.22		0.28		0.16		0.36
Net gain/(loss) on securities (both realized and unrealized)	3.91		6.91		(15.98)		2.88		4.58
Total from investment operations	4.02		7.13		(15.70)		3.04		4.94

Less distributions and other:
Dividends (from net investment income)	(0.13)		(0.28)		(0.29)		(0.20)		(0.49)
Distributions (from capital gains)	—		—		—		—		—
Redemption fees	—	(1)	—	(1)	—	(1)	—	(1)	—	(1)
Total distributions and other	(0.13)		(0.28)		(0.29)		(0.20)		(0.49)

Net asset value, end of period	$29.89		$26.00		$19.15		$35.14		$32.30

Total return	15.56%		37.40%		(44.82)%		9.40%		17.92%

Net assets, end of period (in thousands)	$12		$10		$7		$13		$12
Average net assets for the period (in thousands)	$10		$8		$10		$13		$11
Ratio of gross expenses to average net assets(2)(3)(4)	0.89%		0.87%		0.75%		0.92%		0.86%
Ratio of net expenses to average net assets(5)	0.89%		0.87%		0.75%		0.92%		0.86%
Ratio of net investment income/(loss) to average net assets	0.52%		1.10%		1.04%		0.45%		1.26%
Portfolio turnover rate	86%		206%		14%		26%		46%

(1)	No redemption fees were received by the Portfolio for the fiscal year end.
(2)	The expense ratio reflects expenses prior to any expense offset arrangements.
(3)	The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(4)	The ratio was 0.90% in 2006 before waiver of certain fees and/or reduction of adviser’s fees.
(5)	The expense ratio reflects expenses after any expense offset arrangements.

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Glossary of investment terms

This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Portfolio may invest, as well as some general investment terms. The Portfolio may invest in these instruments to the extent permitted by its investment objective and policies. The Portfolio is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

EQUITY AND DEBT SECURITIES

Average-Weighted Effective Maturity is a measure of a bond’s maturity. The stated maturity of a bond is the date when the issuer must repay the bond’s entire principal value to an investor. Some types of bonds may also have an “effective maturity” that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Portfolio with each effective maturity “weighted” according to the percentage of net assets that it represents.

Bank loans include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Portfolio purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Portfolio may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Portfolio could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. A Portfolio may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Portfolio’s NAV.

Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

Certificates of Participation (“COPs”) are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to “Municipal lease obligations” below.

Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Portfolio may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”).

Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors.

Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

Duration is the time it will take investors to recoup their investment in a bond. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Portfolio with each duration “weighted” according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Portfolio’s duration is usually shorter than its average maturity.

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Equity securities generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

Exchange-traded funds are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Fixed-income securities are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

High-yield/high-risk bonds are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor’s and Fitch, or Ba or lower by Moody’s). Other terms commonly used to describe such bonds include “lower rated bonds,” “non-investment grade bonds,” and “junk bonds.”

Industrial development bonds are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to “Municipal securities” below.

Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, the Portfolio may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

Mortgage dollar rolls are transactions in which a Portfolio sells a mortgage-related security, such as a security issued by Government National Mortgage Association, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash.

Municipal lease obligations are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality’s credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

Municipal securities are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

Pass-through securities are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

Passive foreign investment companies (PFICs) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Portfolio must pay if these investments are profitable, the Portfolio may make various elections permitted by the tax laws. These elections could require that a Portfolio recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

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Real estate investment trust (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

Rule 144A securities are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

Standby commitment is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security’s liquidity.

U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.

Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.

Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

Zero coupon bonds are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

FUTURES, OPTIONS, AND OTHER DERIVATIVES

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

Derivatives are financial instruments whose performance is derived from the performance of another asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward contracts, swaps and futures contracts.

Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component

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may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Portfolio may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolio may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Portfolio may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security’s market value.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Portfolio may purchase and write put and call options on securities, securities indices, and foreign currencies. A Portfolio may purchase or write such options individually or in combination.

Participatory notes are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

Cash sweep program is an arrangement in which a Portfolio’s uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.

Diversification is a classification given to a fund under the 1940 Act. Portfolios are classified as either “diversified” or “nondiversified.” To be classified as “diversified” under the 1940 Act, a portfolio may not, with respect to 75% of its total

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assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A portfolio that is classified under the 1940 Act as “nondiversified,” on the other hand, has the flexibility to take larger positions in a smaller number of issuers than a portfolio that is classified as “diversified.” However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a portfolio which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified.

Industry concentration for purposes under the 1940 Act is the investment of 25% or more of a Portfolio’s total assets in an industry or group of industries.

Leverage is when a Portfolio increases its assets available for investment using borrowings or similar transactions. Because short sales involve borrowing securities and then selling them, a Portfolio’s short sales effectively leverage a Portfolio’s assets. The use of leverage may make any change in a Portfolio’s NAV even greater and thus result in increased volatility of returns. A Portfolio’s assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force a Portfolio to use its other assets to increase the collateral. Leverage also creates interest expense that may lower a Portfolio’s overall returns.

Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company’s stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain portfolios, while others do not emphasize investments in companies of any particular size.

Net long is a term used to describe when a Portfolio’s assets committed to long positions exceed those committed to short positions.

Repurchase agreements involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

Reverse repurchase agreements involve the sale of a security by the Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

Short sales in which the Portfolio may engage may be either “short sales against the box” or other short sales. Short sales against the box involve selling short a security that the Portfolio owns, or the Portfolio has the right to obtain the amount of the security sold short at a specified date in the future. The Portfolio may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For short sales, the Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Portfolio will realize a short-term capital gain. Although the Portfolio’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. A Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

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You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your insurance company or plan sponsor, or by contacting a Janus representative at 1-877-335-2687. The Portfolio’s Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/variable-insurance. Additional information about the Portfolio’s investments is available in the Portfolio’s annual and semiannual reports. In the Portfolio’s annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Portfolio.

The Statement of Additional Information provides detailed information about the Portfolio and is incorporated into this Prospectus by reference. You may review and copy information about the Portfolio (including the Portfolio’s Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Commission’s Public Reference Section, Washington, D.C. 20549-1520 (1-202-551-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Portfolio from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov.

janus.com/variable-insurance

151 Detroit Street
Denver, CO 80206-4805
1-877-335-2687

The Trust’s Investment Company Act File No. is 811-7736.